Exhibit 10.28


                            THE WARWICK SAVINGS BANK

                              401 (K) SAVINGS PLAN
































Defined Contribution Plan 7.7

Restated August 31, 2000




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                                                 TABLE OF CONTENTS


INTRODUCTION......................................................................................................1

ARTICLE I                           FORMAT AND DEFINITIONS........................................................2

         SECTION 1.01               FORMAT........................................................................2
         SECTION 1.02               DEFINITIONS...................................................................2

ARTICLE II                          PARTICIPATION................................................................18

         SECTION 2.01               ACTIVE PARTICIPANT...........................................................18
         SECTION 2.02               INACTIVE PARTICIPANT.........................................................19
         SECTION 2.03               CESSATION OF PARTICIPATION...................................................19
         SECTION 2.04               ADOPTING EMPLOYERS - SINGLE PLAN.............................................19
         SECTION 2.05               VETERANS REEMPLOYMENT RIGHTS.................................................20

ARTICLE III                         CONTRIBUTIONS................................................................21

         SECTION 3.01               EMPLOYER CONTRIBUTIONS.......................................................21
         SECTION 3.01A              ROLLOVER CONTRIBUTIONS.......................................................22
         SECTION 3.02               FORFEITURES..................................................................23
         SECTION 3.03               ALLOCATION...................................................................24
         SECTION 3.04               CONTRIBUTION LIMITATION......................................................25
         SECTION 3.05               EXCESS AMOUNTS...............................................................31

ARTICLE IV                          INVESTMENT OF CONTRIBUTIONS..................................................41

         SECTION 4.01               INVESTMENT OF CONTRIBUTIONS..................................................41
         SECTION 4.01B              INVESTMENT IN QUALIFYING EMPLOYER
                                         SECURITIES..............................................................45

ARTICLE V                           BENEFITS.....................................................................47

         SECTION 5.01               RETIREMENT BENEFITS..........................................................47
         SECTION 5.02               DEATH BENEFITS...............................................................47
         SECTION 5.03               VESTED BENEFITS..............................................................47
         SECTION 5.04               WHEN BENEFITS START..........................................................47
         SECTION 5.05               WITHDRAWAL PRIVILEGES........................................................48
         SECTION 5.06               LOANS TO PARTICIPANTS........................................................49
         SECTION 5.07               DISTRIBUTIONS UNDER QUALIFIED DOMESTIC
                                        RELATIONS ORDERS.........................................................53

ARTICLE VI                          DISTRIBUTION OF BENEFITS.....................................................55


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         SECTION 6.01                FORM OF DISTRIBUTION........................................................55
         SECTION 6.02                ELECTION PROCEDURES.........................................................55
         SECTION 6.03                NOTICE REQUIREMENTS.........................................................56

ARTICLE VII                         TERMINATION OF PLAN..........................................................58

ARTICLE VIII                        ADMINISTRATION OF PLAN.......................................................59

         SECTION 8.01               ADMINISTRATION...............................................................59
         SECTION 8.02               RECORDS......................................................................59
         SECTION 8.03               INFORMATION AVAILABLE........................................................59
         SECTION 8.04               CLAIM AND APPEAL PROCEDURES..................................................60
         SECTION 8.05               UNCLAIMED VESTED ACCOUNT PROCEDURE...........................................60
         SECTION 8.06               DELEGATION OF AUTHORITY......................................................61
         SECTION 8.07               VOTING AND TENDER OF QUALIFYING EMPLOYER
                                         SECURITIES..............................................................61

ARTICLE IX                          GENERAL PROVISIONS...........................................................66

         SECTION 9.01               AMENDMENTS...................................................................66
         SECTION 9.02               DIRECT ROLLOVERS.............................................................67
         SECTION 9.03               MERGERS AND DIRECT TRANSFERS.................................................67
         SECTION 9.04               PROVISIONS RELATING TO THE INSURER AND
                                         OTHER PARTIES...........................................................68
         SECTION 9.05               EMPLOYMENT STATUS............................................................68
         SECTION 9.06               RIGHTS TO PLAN ASSETS........................................................68
         SECTION 9.07               BENEFICIARY..................................................................69
         SECTION 9.08               NONALIENATION OF BENEFITS....................................................69
         SECTION 9.09               CONSTRUCTION.................................................................70
         SECTION 9.10               LEGAL ACTIONS................................................................70
         SECTION 9.11               SMALL AMOUNTS................................................................70
         SECTION 9.12               WORD USAGE...................................................................70
         SECTION 9.13               TRANSFERS BETWEEN PLANS......................................................70

ARTICLE X                           TOP-HEAVY PLAN REQUIREMENTS..................................................72

         SECTION 10.01              APPLICATION..................................................................72
         SECTION 10.02              DEFINITIONS..................................................................72
         SECTION 10.03              MODIFICATION OF VESTING REQUIREMENTS.........................................76
         SECTION 10.04              MODIFICATION OF CONTRIBUTIONS................................................77
         SECTION 10.05              MODIFICATION OF CONTRIBUTION LIMITATION......................................78
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                                  INTRODUCTION

         The Primary Employer previously established a 401(k) savings plan on March 1, 1987.

         The Primary Employer is of the opinion that the plan should be changed. It believes that the best means to accomplish these changes is to completely restate the plan's terms, provisions and conditions. The restatement, effective August 31, 2000, is set forth in this document and is substituted in lieu of the prior document.

         On August 31, 2000, elective deferrals were made under this restatement of the plan, and on October 20, 2000, a transfer of the account balances of Participants and former Participants was made to the trust established for the restated plan. The restated plan continues to be for the exclusive benefit of employees of the Employer. All persons covered under the plan on August 31, 2000, shall continue to be covered under the restated plan with no loss of benefits.

         It is intended that the plan, as restated, shall qualify as a profit sharing plan under the Internal Revenue Code of 1986, including any later amendments to the Code.



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                                    ARTICLE I

                             FORMAT AND DEFINITIONS

SECTION 1.01 -- FORMAT.

         Words and phrases defined in the DEFINITIONS SECTION of Article I shall have that defined meaning when used in this Plan, unless the context clearly indicates otherwise.

         These words and phrases have an initial capital letter to aid in identifying them as defined terms.

SECTION 1.02 -- DEFINITIONS.

         ACCOUNT means, for a Participant, his share of the Investment Fund. Separate accounting records are kept for those parts of his Account that result from:

         (a)      Elective Deferral Contributions

         (b)      Matching Contributions

         (c)      Other Employer Contributions

         (d)      Rollover Contributions

         If the Participant's Vesting Percentage is less than 100% as to any of the Employer Contributions, a separate accounting record will be kept for any part of his Account resulting from such Employer Contributions and, if there has been a prior Forfeiture Date, from such Contributions made before a prior Forfeiture Date.

         A Participant's Account shall be reduced by any distribution of his Vested Account and by any Forfeitures. A Participant's Account will participate in the earnings credited, expenses charged and any appreciation or depreciation of the Investment Fund. His Account is subject to any minimum guarantees applicable under the Group Contract or other investment arrangement.

         ACTIVE PARTICIPANT means an Eligible Employee who is actively participating in the Plan according to the provisions in the ACTIVE PARTICIPANT SECTION of Article II.

         ADOPTING EMPLOYER means an employer controlled by or affiliated with the Employer and listed in the attached participation agreement.

         AFFILIATED SERVICE GROUP means any group of corporations, partnerships or other organizations of which the Employer is a part and which is affiliated within the meaning of Code Section 414(m) and regulations thereunder. Such a group includes at least two organizations one of which is either a service organization (that is, an organization the


                                        2

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         principal business of which is performing services), or an organization the principal business of which is performing management functions on a regular and continuing basis. Such service is of a type historically performed by employees. In the case of a management organization, the Affiliated Service Group shall include organizations related, within the meaning of Code Section 144(a)(3), to either the management organization or the organization for which it performs management functions. The term Controlled Group, as it is used in this Plan, shall include the term Affiliated Service Group.

         ALTERNATE PAYEE means any spouse, former spouse, child or other dependent of a Participant who is recognized by a qualified domestic relations order as having a right to receive all or a portion of the benefits payable under the Plan with respect to such Participant.

         BENEFICIARY means the person or persons named by a Participant to receive any benefits under this Plan upon the Participant's death. Unless a qualified election has been made, for the purpose of distributing any death benefits before Annuity Starting Date, the Beneficiary of a married Participant shall be the Participant's spouse. See the BENEFICIARY SECTION of Article IX.

         CLAIMANT means any person who has made a claim for benefits under this Plan. See the CLAIM AND APPEAL PROCEDURES SECTION of Article VIII.

         CODE means the Internal Revenue Code of 1986, as amended.

         COMPENSATION means, except as modified in this definition, the total earnings paid or made available to an Employee by the Employer during any specified period.

         "Earnings" in this definition means Compensation as defined in the CONTRIBUTION LIMITATION SECTION of Article III; provided that, effective as of January 1, 1999, Compensation shall not include any amounts attributable to the vesting of awards of stock under the Recognition and Retention Plan of Warwick Community Bancorp, Inc. or to the exercise of stock options under the Stock Option Plan of Warwick Community Bancorp, Inc., or, effective as of August 31, 2000, any payments of severance benefits or amounts paid under any employment agreement, change of control agreement, retention agreement or other special payments.

         Compensation shall also include elective contributions. Elective contributions are amounts excludable from the Employee's gross income under Code Sections 125, 402(e)(3), 402(h) or 403(b), and contributed by the Employer, at the Employee's election, to a Code Section 401(k) arrangement, a simplified employee pension, cafeteria plan or tax-sheltered annuity. Elective contributions also include Compensation deferred under a Code Section 457 plan maintained by the Employer and Employee contributions "picked up" by a governmental entity and, pursuant to Code Section 414(h)(2), treated as Employer contributions.

         For purposes of the EXCESS AMOUNTS SECTION of Article III, the Employer may elect to use an alternative nondiscriminatory definition of Compensation in accordance with the regulations under Code Section 414(s).


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         Compensation shall exclude earnings paid before the Employee's Entry
         Date.

         For Plan Years beginning after December 31, 1988, and before January 1, 1994, the annual Compensation of each Participant taken into account for determining all benefits provided under the Plan for any year shall not exceed $200,000. For Plan Years beginning on or after January 1, 1994, the annual Compensation of each Participant taken into account for determining all benefits provided under the Plan for any year shall not exceed $150,000.

         The $200,000 limit shall be adjusted by the Secretary at the same time and in the same manner as under Code Section 415(d). The $150,000 limit shall be adjusted by the Commissioner for increases in the cost of living in accordance with Code Section 401 (a)(17) (B). The cost of living adjustment in effect for a calendar year applies to any period, not exceeding 12 months, over which pay is determined (determination period) beginning in such calendar year. If a determination period consists of fewer than 12 months, the annual compensation limit will be multiplied by a fraction the numerator of which is the number of months in the determination period, and the denominator of which is 12.

         In determining the Compensation of a Participant for purposes of the annual compensation limit, the rules of Code Section 414(q)(6) shall apply, except that in applying such rules, the term "family" shall include only the spouse of the Participant and any lineal descendants of the Participant who have not attained age 19 before the close of the year. If, as a result of the application of such rules the adjusted annual compensation limit is exceeded, then (except for purposes of determining the portion of Compensation up to the integration level if this Plan provides for permitted disparity) the limitation shall be prorated among the affected individuals in proportion to each such individual's Compensation as determined under this definition prior to the application of this limitation.

         If Compensation for any prior determination period is taken into account in determining a Participant's benefits accruing in the current Plan Year, the Compensation for that prior determination period is subject to the annual compensation limit in effect for that prior determination period. For this purpose, for determination periods beginning before the first day of the first Plan Year beginning on or after January 1, 1989, which are used to determine benefits in Plan Years beginning after December 31, 1988 and before January 1, 1994, the annual compensation limit is $200,000. For this purpose, for determination periods beginning before the first day of the first Plan Year beginning on or after January 1, 1994, which are used to determine benefits in Plan Years beginning on or after January 1, 1994, the annual compensation limit is $150,000.

         Compensation means, for an Employee who is a Leased Employee, the Employee's Compensation for the services he performs for the Employer, determined in the same manner as the Compensation of Employees who are not Leased Employees, regardless of whether such Compensation would be received directly from the Employer or from the leasing organization.



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         CONTRIBUTIONS means

                  Elective Deferral Contributions
                  Matching Contributions
                  Qualified Nonelective Contributions
                  Rollover Contributions

         as set out in Article III, unless the context clearly indicates otherwise.

         CONTROLLED GROUP means any group of corporations, trades or businesses of which the Employer is a part that are under common control. A Controlled Group includes any group of corporations, trades or businesses, whether or not incorporated, which is either a parent-subsidiary group, a brother-sister group, or a combined group within the meaning of Code Section 414(b), Code Section 414(c) and regulations thereunder and, for purposes of determining contribution limitations under the CONTRIBUTION LIMITATION SECTION of Article III, as modified by Code Section 415(h) and, for the purpose of identifying Leased Employees, as modified by Code Section 144(a)(3). The term Controlled Group, as it is used in this Plan, shall include the term Affiliated Service Group and any other employer required to be aggregated with the Employer under Code Section 414(o) and the regulations thereunder.

         DIRECT ROLLOVER means a payment by the Plan to the Eligible Retirement Plan specified by the Distributee.

         DISTRIBUTEE means an Employee or former Employee. In addition, the Employee's or former Employee's surviving spouse and the Employee's or former Employee's spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in Code Section 414(p), are Distributees with regard to the interest of the spouse or former spouse.

         EARLY RETIREMENT DATE means the first day of any month before a Participant's Normal Retirement Date which the Participant selects for the start of his retirement benefit. This day shall be on or after the date on which he ceases to be an Employee and the date he meets the following requirement(s):

         (a)      He has attained age 60.

         (b)      He has completed five years of Vesting Service.

         ELECTIVE DEFERRAL CONTRIBUTIONS means Contributions made by the Employer to fund this Plan in accordance with a qualified cash or deferred arrangement as described in Code Section 401 (k). See the EMPLOYER CONTRIBUTIONS SECTION of Article III.

         ELIGIBILITY BREAK IN SERVICE means an Eligibility Computation Period in which an Employee is credited with 500 or fewer Hours-of-Service. An Employee incurs an Eligibility


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         Break in Service on the last day of an Eligibility Computation Period in which he has an Eligibility Break in Service.

         ELIGIBILITY COMPUTATION PERIOD means a 12-consecutive month period. The first Eligibility Computation Period begins on an Employee's Employment Commencement Date. Later Eligibility Computation Periods shall be 12-consecutive month periods ending on the last day of each Plan Year that begins after his Employment Commencement Date.

         To determine an Eligibility Computation Period after an Eligibility Break in Service, the Plan shall use the 12-consecutive month period beginning on an Employee's Reemployment Commencement Date as if his Reemployment Commencement Date were his Employment Commencement Date.

         ELIGIBILITY SERVICE means one year of service for each Eligibility Computation Period that has ended and in which an Employee is credited with at least 1,000 Hours-of-Service.

         However, Eligibility Service is modified as follows:

         Predecessor Employer service included:

                  An Employee's service with a Predecessor Employer shall be included as service with the Employer.

         Period of Military Duty included:

                  A Period of Military Duty shall be included as service with the Employer to the extent it has not already been credited. For purposes of crediting Hours-of-Service during the Period of Military Duty, an Hour-of-Service shall be credited (without regard to the 501 Hour-of-Service limitation) for each hour an Employee would normally have been scheduled to work for the Employer during such period.

         Controlled Group service included:

                  An Employee's service with a member firm of a Controlled Group while both that firm and the Employer were members of the Controlled Group shall be included as service with the Employer.

         ELIGIBLE EMPLOYEE means any Employee of the Employer excluding the following:

              o Bargaining class (represented by a bargaining unit for collective bargaining purposes). A bargaining unit shall not include any organization more than half of whose members are employees who are owners, officers, or executives of the Employer.
              o   Non-resident aliens.
              o   Self-employed persons,
              o   Independent contractors.


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         ELIGIBLE RETIREMENT PLAN means an individual retirement account described in Code Section 408(a), an individual retirement annuity described in Code Section 408(b), an annuity plan described in Code
         Section 403(a) or a qualified trust described in Code Section 401(a), that accepts the Distributee's Eligible Rollover Distribution.

         However, in the case of an Eligible Rollover Distribution to the surviving spouse, an Eligible Retirement Plan is an individual retirement account or individual retirement annuity.

         ELIGIBLE ROLLOVER DISTRIBUTION means any distribution of all or any portion of the balance to the credit of the Distributee, except that an Eligible Rollover Distribution does not include:

         (a) Any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the Distributee or the joint lives (or joint life expectancies) of the Distributee and the Distributee's designated Beneficiary, or for a specified period of ten years or more.

         (b) Any distribution to the extent such distribution is required under Code Section 401 (a)(9).

         (c) The portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

         EMPLOYEE means an individual who is employed by the Employer or any other employer required to be aggregated with the Employer under Code Sections 414(b), (c), (m) or (o). A Controlled Group member is required to be aggregated with the Employer.

         The term Employee shall also include any Leased Employee deemed to be an employee of any employer described in the preceding paragraph as provided in Code Sections 414(n) or 414(o).

         EMPLOYER means the Primary Employer. This will also include any successor corporation or firm of the Employer which shall, by written agreement, assume the obligations of this Plan or any predecessor corporation or firm of the Employer (absorbed by the Employer, or of which the Employer was once a part) which became a predecessor because of a change of name, merger, purchase of stock or purchase of assets and which maintained this Plan.

         EMPLOYER CONTRIBUTIONS means

                  Elective Deferral Contributions
                  Matching Contributions
                  Qualified Nonelective Contributions

         as set out in Article III, unless the context clearly indicates otherwise.



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         EMPLOYMENT COMMENCEMENT DATE means the date an Employee first performs an Hour-of-Service.

         ENTRY DATE means the date an Employee first enters the Plan as an Active Participant. See the ACTIVE PARTICIPANT SECTION of Article II.

         FISCAL YEAR means the Primary Employer's taxable year. The last day of the Fiscal Year is December 31.

         FORFEITURE means the part, if any, of a Participant's Account that is forfeited. See the FORFEITURES SECTION of Article III.

         FORFEITURE DATE means, as to a Participant, the date the Participant incurs five consecutive Vesting Breaks in Service. A Participant incurs a Vesting Break in Service on the last day of the period used to determine the Vesting Break in Service.

         This is the date on which the Participant's Nonvested Account will be forfeited unless an earlier forfeiture occurs as provided in the FORFEITURES SECTION of Article III.

         GROUP CONTRACT means the group annuity contract or contracts into which the Trustee enters with the Insurer for the investment of Contributions and the payment of benefits under this Plan. The term Group Contract as it is used in this Plan is deemed to include the plural unless the context clearly indicates otherwise.

         HIGHLY COMPENSATED EMPLOYEE means a highly compensated active Employee or a highly compensated former Employee.

         A highly compensated active Employee means any Employee who performs service for the Employer during the determination year and who, during the look-back year is:

         (a) An Employee who is a 5% owner, as defined in Section 416(i)(1)(B)(i), at any time during the determination year or the look-back year.

         (b) An Employee who receives compensation in excess of $75,000 (indexed in accordance with Section 415(d) during the look-back year.

         (c) An Employee who receives compensation in excess of $50,000 (indexed in accordance with Section 415(d) during the look-back year and is a member of the top-paid group for the look-back year.

         (d) An Employee who is an officer, within the meaning of Section 416(i), during the look-back year and who receives compensation in the look-back year greater than 50% of the dollar limitation in effect under Section 415(b)(1)(A) for the calendar year in which the look-back year begins. The number of officers is limited to 50 (or, if lesser, the greater of 3 employees or 10% of employees) excluding those employees who may be excluded in determining the top-paid group.


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         (e)      An Employee who is both described in paragraph b, c or d above when these paragraphs are modified to substitute the determination year for the look-back year and one of the 100 Employees who receive the most compensation from the Employer during the determination year.

         If no officer has satisfied the compensation requirement of (c) above during either a determination year or look-back year, the highest paid officer for such year shall be treated as a Highly Compensated Employee.

         For this purpose, the determination year shall be the Plan Year. The look-back year shall be the twelve-month period immediately preceding the determination year.

         A highly compensated former Employee means any Employee who separated from service (or was deemed to have separated) prior to the determination year, performs no service for the Employer during the determination year, and was a highly compensated active Employee for either the separation year or any determination year ending on or after the Employee's 55th birthday.

         If an Employee is, during a determination year or look-back year, a family member of either a 5 percent owner who is an active or former Employee or a Highly Compensated Employee who is one of the 10 most highly compensated Employees ranked on the basis of compensation paid by the Employer during such year, then the family member and the 5 percent owner or top-ten highly compensated Employee shall be aggregated. In such case, the family member and 5 percent owner or top-ten highly compensated Employee shall be treated as a single Employee receiving compensation and Plan contributions or benefits equal to the sum of such compensation and contributions or benefits of the family member and 5 percent owner or top-ten highly compensated Employee. For purposes of this definition, family member includes the spouse, lineal ascendants and descendants of the Employee or former Employee and the spouses of such lineal ascendants and descendants.

         Compensation is compensation within the meaning of Code Section 415(c)(3), including elective or salary reduction contributions to a cafeteria plan, cash or deferred arrangement or tax-sheltered annuity. The top-paid group consists of the top 20% of employees ranked on the basis of compensation received during the year.

         Employers aggregated under Section 414(b), (c), (m) or (o) are treated as a single Employer.

         HOUR-OF-SERVICE means the following:

         (a) Each hour for which an Employee is paid, or entitled to payment, for performing duties for the Employer during the applicable computation period.

         (b) Each hour for which an Employee is paid, or entitled to payment, by the Employer because of a period of time in which no duties are performed (irrespective of whether the employment relationship has terminated) due to vacation, holiday, illness, incapacity (including disability), layoff, jury duty, military duty or leave of absence.


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                  Notwithstanding the preceding provisions of this subparagraph
                  (b), no credit will be given to the Employee

                  (1) for more than 501 Hours-of-Service under this subparagraph (b) because of any single continuous period in which the Employee performs no duties (whether or not such period occurs in a single computation period); or

                  (2) for an Hour-of-Service for which the Employee is directly or indirectly paid, or entitled to payment, because of a period in which no duties are performed if such payment is made or due under a plan maintained solely for the purpose of complying with applicable worker's or workmen's compensation, or unemployment compensation or disability insurance laws; or

                  (3) for an Hour-of-Service for a payment which solely reimburses the Employee for medical or medically related expenses incurred by him.

                  For purposes of this subparagraph (b), a payment shall be deemed to be made by, or due from the Employer, regardless of whether such payment is made by, or due from the Employer, directly or indirectly through, among others, a trust fund or insurer, to which the Employer contributes or pays premiums and regardless of whether contributions made or due to the trust fund, insurer or other entity are for the benefit of particular employees or are on behalf of a group of employees in the aggregate.

         (c) Each hour for which back pay, irrespective of mitigation of damages, is either awarded or agreed to by the Employer. The same Hours-of-Service shall not be credited both under subparagraph (a) or subparagraph (b) above (as the case may be) and under this subparagraph (c). Crediting of Hours-of-Service for back pay awarded or agreed to with respect to periods described in subparagraph (b) above will be subject to the limitations set forth in that subparagraph.

         The crediting of Hours-of-Service above shall be applied under the rules of paragraphs (b) and (c) of the Department of Labor Regulation 2530.200b-2 (including any interpretations or opinions implementing said rules); which rules, by this reference, are specifically incorporated in full within this Plan. The reference to paragraph (b) applies to the special rule for determining hours of service for reasons other than the performance of duties such as payments calculated (or not calculated) on the basis of units of time and the rule against double credit. The reference to paragraph (c) applies to the crediting of hours of service to computation periods.

         Hours-of-Service shall be credited for employment with any other employer required to be aggregated with the Employer under Code Sections 414(b), (c), (m) or (o) and the regulations thereunder for purposes of eligibility and vesting. Hours-of-Service shall also be credited for any individual who is considered an employee for purposes of this Plan pursuant to Code Section 414(n) or Code Section 414(o) and the regulations thereunder.



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         Solely for purposes of determining whether a one-year break in service has occurred for eligibility or vesting purposes, during a Parental Absence an Employee shall be credited with the Hours-of-Service which otherwise would normally have been credited to the Employee but for such absence, or in any case in which such hours cannot be determined, eight Hours-of-Service per day of such absence. The Hours-of-Service credited under this paragraph shall be credited in the computation period in which the absence begins if the crediting is necessary to prevent a break in service in that period; or in all other cases, in the following computation period.

         INACTIVE PARTICIPANT means a former Active Participant who has an Account. See the INACTIVE PARTICIPANT SECTION of Article II.

         INSURER means Principal Life Insurance Company and any other insurance company or companies named by the Trustee or Primary Employer.

         INVESTMENT FUNDS means the investment funds designated by the Trustee for the investment of Plan assets pursuant to Article IV, which, together with promissory notes evidencing loans made under section 5.06, constitute the Trust Fund. The Qualifying Employer Securities Fund shall be an Investment Fund.

         INVESTMENT MANAGER means any fiduciary (other than a trustee or Named Fiduciary)

         (a) who has the power to manage, acquire, or dispose of any assets of the Plan; and

         (b) who (1) is registered as an investment adviser under the Investment Advisers Act of 1940, or (2) is a bank, as defined in the Investment Advisers Act of 1940, or (3) is an insurance company qualified to perform services described in subparagraph (a) above under the laws of more than one state; and

         (c) who has acknowledged in writing being a fiduciary with respect to the Plan.

         LATE RETIREMENT DATE means the first day of any month which is after a Participant's Normal Retirement Date and on which retirement benefits begin. If a Participant continues to work for the Employer after his Normal Retirement Date, his Late Retirement Date shall be the earliest first day of the month on or after he ceases to be an Employee. An earlier or a later Retirement Date may apply if the Participant so elects. An earlier Retirement Date may apply if the Participant is age 70 1/2 See the WHEN BENEFITS START SECTION of Article V.

         LEASED EMPLOYEE means any person (other than an employee of the recipient) who pursuant to an agreement between the recipient and any other person ("leasing organization") has performed services for the recipient (or for the recipient and related persons determined in accordance with Code Section 414(n)(6)) on a substantially full time basis for a period of at least one year, and such services are of a type historically performed by employees in the business field of the recipient employer. Contributions or benefits provided a Leased

         Employee by the leasing organization which are attributable to service performed for the recipient employer shall be treated as provided by the recipient employer.

         A Leased Employee shall not be considered an employee of the recipient if:

         (a) such employee is covered by a money purchase pension plan providing (1) a nonintegrated employer contribution rate of at least 10 percent of compensation, as defined in Code Section 415(c)(3), but including amounts contributed pursuant to a salary reduction agreement which are excludable from the employee's gross income under Code Sections 125, 402(e)(3), 402(h) or 403(b), (2) immediate participation, and (3) full and immediate vesting and

         (b) Leased Employees do not constitute more than 20 percent of the recipient's nonhighly compensated workforce.

         LOAN ADMINISTRATOR means the person or positions authorized to administer the Participant loan program.

         The Loan Administrator is the Plan Administrator.

         MATCHING CONTRIBUTIONS means matching contributions made by the Employer to fund this Plan. See the EMPLOYER CONTRIBUTIONS SECTION of
         Article III.

         MONTHLY DATE means each Yearly Date and the same day of each following month during the Plan Year beginning on such Yearly Date.

         NAMED FIDUCIARY means the person or persons who have authority to control and manage the operation and administration of the Plan.

         The Named Fiduciary is the Employer.

         NONHIGHLY COMPENSATED EMPLOYEE means an Employee of the Employer who is neither a Highly Compensated Employee nor a Family Member.

         NONVESTED ACCOUNT means the part, if any, of a Participant's Account that is in excess of his Vested Account.

         NORMAL RETIREMENT AGE means the age at which the Participant's normal retirement benefit becomes nonforfeitable. A Participant's Normal Retirement Age is the older of age 65 or his age on the date five years after the first day of the Plan Year in which his Entry Date occurred.

         NORMAL RETIREMENT DATE means the earliest first day of the month on or after the date the Participant reaches his Normal Retirement Age. Unless otherwise provided in this Plan, a Participant's retirement benefits shall begin on a Participant's Normal Retirement Date if he has ceased to be an Employee on such date and has a Vested Account. Even if the

         Participant is an Employee on his Normal Retirement Date, he may choose to have his retirement benefit begin on such date. An earlier Retirement Date may apply if the Participant is age 70 1/2. See the WHEN BENEFITS START SECTION of Article V.

         PARENTAL ABSENCE means an Employee's absence from work which begins on or after the first Yearly Date after December 31, 1984,

         (a)      by reason of pregnancy of the Employee,

         (b)      by reason of birth of a child of the Employee,

         (c) by reason of the placement of a child with the Employee in connection with adoption of such child by such Employee, or

         (d) for purposes of caring for such child for a period beginning immediately following such birth or placement.

         PARTICIPANT means either an Active Participant or an Inactive Participant.

         PERIOD OF MILITARY DUTY means, for an Employee

         (a)      who served as a member of the armed forces of the United
                  States, and

         (b) who was reemployed by the Employer at a time when the Employee had a right to reemployment in accordance with seniority rights as protected under Section 2021 through 2026 of Title 38 of the U. S. Code, the period of time from the date the Employee was first absent from active work for the Employer because of such military duty to the date the Employee was reemployed.

         PLAN means the 401 (k) savings plan of the Employer set forth in this document, including any later amendments to it.

         PLAN ADMINISTRATOR means the person or persons who administer the Plan.

         The Plan Administrator is the senior officer for Human Resources of the Employer unless a different person is appointed by the Employer.

         PLAN YEAR means a period beginning on a Yearly Date and ending on the day before the next Yearly Date.

         PREDECESSOR EMPLOYER means any affiliated employer.

         PRIMARY EMPLOYER means The Warwick Savings Bank.

         QUALIFIED NONELECTIVE CONTRIBUTIONS means contributions (other than Employer Contributions made to the Plan on behalf of a Participant on account of Elective Deferral Contributions or on account of contributions made by the Participant) made by the Employer to fund this Plan which an Employee may not elect to have paid to him in cash instead of being contributed to the Plan and which are subject to the distribution and nonforfeitability requirements under Code Section 401(k). See the EMPLOYER CONTRIBUTIONS SECTION of Article III.

         QUALIFYING EMPLOYER SECURITIES means any security which is issued by the Employer or any Controlled Group member and which meets the requirements of Code Section 409(l) and Section 407(d)(5) of the Employee Retirement Income Securities Act of 1974, as amended ("ERISA"). This shall also include any securities that satisfied the requirements of the definition when these securities were assigned to the Plan.

         QUALIFYING EMPLOYER SECURITIES FUND means that part of the assets of the Trust Fund that are designated to be held primarily or exclusively in Qualifying Employer Securities for the purpose of providing benefits for Participants.

         REEMPLOYMENT COMMENCEMENT DATE means the date an Employee first performs an Hour-of-Service following an Eligibility Break in Service.

         REENTRY DATE means the date a former Active Participant reenters the Plan. See the ACTIVE PARTICIPANT SECTION of Article II.

         RETIREMENT DATE means the date a retirement benefit will begin and is a Participant's Early, Normal or Late Retirement Date, as the case may be.

         ROLLOVER CONTRIBUTIONS means the Rollover Contributions which are made by or for a Participant according to the provisions of the ROLLOVER CONTRIBUTIONS SECTION of Article III.

         SEMI-YEARLY DATE means each Yearly Date and the sixth Monthly Date after each Yearly Date which is within the same Plan Year.

         STARTING DATE means, for a Participant, the first day of the first period for which an amount is payable in a single sum, whether or not paid.

         TEFRA means the Tax Equity and Fiscal Responsibility Act of 1982.

         TEFRA COMPLIANCE DATE means the date a plan is to comply with the provisions of TEFRA. The TEFRA Compliance Date as used in this Plan is,

         (a)      for purposes of contribution limitations, Code Section 415,

                  (1) if the plan was in effect on July 1, 1982, the first day of the first limitation year which begins after December 31, 1982, or

                  (2) if the plan was not in effect on July 1, 1982, the first day of the first limitation year which ends after July 1, 1982.

         (b) for all other purposes, the first Yearly Date after December 31, 1983.

         TOTALLY AND PERMANENTLY DISABLED means that a Participant is disabled, as a result of a medically determinable physical or mental impairment which may be expected to result in death or to last for a continuous period of not less than twelve (12) months and which renders him incapable of performing his duties. All determinations in connection with the performance and degree of such disability shall be made by the Plan Administrator in a uniform, nondiscriminatory manner on the basis of medical evidence.

         TRUST means an agreement of trust between the Primary Employer and Trustee established for the purpose of holding and distributing the Trust Fund under the provisions of the Plan. The Trust may provide for the investment of all or any portion of the Trust Fund in the Group Contract.

         TRUST FUND means the total funds held under the Trust for the purpose of providing benefits for Participants. These funds result from Contributions made under the Plan which are forwarded to the Trustee to be deposited in the Trust Fund.

         TRUSTEE means the trustee or trustees under the Trust. The term Trustee as it is used in this Plan is deemed to include the plural unless the context clearly indicates otherwise.

         VALUATION DATE means the date on which the value of the assets of the Trust is determined. The value of each Account which is maintained under this Plan shall be determined on the Valuation Date. In each Plan Year, the Valuation Date shall be the last day of the Plan Year. In addition, the Plan Administrator may designate from time to time, so long as the Trustee agrees, that another date or dates shall be Valuation Dates with respect to a specific Plan Year.

         VESTED ACCOUNT means the vested part of a Participant's Account. The Participant's Vested Account is determined as follows.

         If the Participant's Vesting Percentage is 100%, his Vested Account equals his Account.

         If the Participant's Vesting Percentage is less than 100%, his Vested Account equals the sum of (a) and (b) below:

         (a) The part of the Participant's Account that results from Employer Contributions made before a prior Forfeiture Date and all other Contributions which were 100% vested when made.

         (b) The balance of the Participant's Account in excess of the amount in (a) above multiplied by his Vesting Percentage.

         If the Participant has withdrawn any part of his Account resulting from Employer Contributions, other than the vested Employer Contributions included in (a) above, the amount determined under this subparagraph
         (b) shall be equal to P(AB + D) - D as defined below:

         P        The Participant's Vesting Percentage.

         AB The balance of the Participant's Account in excess of the amount in (a) above.

         D The amount of withdrawal resulting from Employer Contributions, other than the vested Employer Contributions included in (a) above.

         The Participant's Vested Account is nonforfeitable.

         VESTING BREAK IN SERVICE means a Vesting Computation Period in which an Employee is credited with 500 or fewer Hours-of-Service. An Employee incurs a Vesting Break in Service on the last day of a Vesting Computation Period in which he has a Vesting Break in Service.

         VESTING COMPUTATION PERIOD means a 12-consecutive month period ending on the last day of each Plan Year, including corresponding 12-consecutive month periods before March 1, 1987.

         VESTING PERCENTAGE means the percentage used to determine the nonforfeitable portion of a Participant's Account attributable to Employer Contributions which were not 100% vested when made.

         A Participant's Vesting Percentage is shown in the following schedule opposite the number of whole years of his Vesting Service.


           VESTING SERVICE                             VESTING
            (whole years)                            PERCENTAGE
             Less than 1                                  0
                  1                                      20
                  2                                      40
                  3                                      60
                  4                                      80
              5 or more                                  100

         However, the Vesting Percentage for a Participant who is an Employee on or after the earliest of (i) the date he reaches his Normal Retirement Age, (ii) the date of his death, (iii) the date he meets the requirement(s) for an Early Retirement Date, or (iv) the date he becomes Totally and Permanently Disabled, shall be 100% on such date.

         If the schedule used to determine a Participant's Vesting Percentage is changed, the new schedule shall not apply to a Participant unless he is credited with an Hour-of-Service on or after the date of the change and the Participant's nonforfeitable percentage on the day before the date of the change is not reduced under this Plan. The amendment provisions of the AMENDMENT SECTION of Article IX regarding changes in the computation of the Vesting Percentage shall apply.

         VESTING SERVICE means one year of service for each Vesting Computation Period in which an Employee is credited with at least 1,000 Hours-of-Service.

         However, Vesting Service is modified as follows:

         Predecessor Employer service included:

                  An Employee's service with a Predecessor Employer shall be included as service with the Employer.

         Period of Military Duty included:

                  A Period of Military Duty shall be included as service with the Employer to the extent it has not already been credited. For purposes of crediting Hours-of-Service during the Period of Military Duty, an Hour-of-Service shall be credited (without regard to the 501 Hour-of-Service limitation) for each hour an Employee would normally have been scheduled to work for the Employer during such period.

         Controlled Group service included:

                  An Employee's service with a member firm of a Controlled Group while both that firm and the Employer were members of the Controlled Group shall be included as service with the Employer.

         YEARLY DATE means March 1, 1987, and each following January 1.

         YEARS OF SERVICE means an Employee's Vesting Service disregarding any modifications which exclude service.

                                   ARTICLE II

                                  PARTICIPATION

SECTION 2.01 -- ACTIVE PARTICIPANT.

         (a) An Employee shall first become an Active Participant (begin active participation in the Plan) on the earliest Semi-yearly Date on or after August 1, 2000, on which he is an Eligible Employee and has met both of the eligibility requirements set forth below. This date is his Entry Date.

                  (1) He has completed one year of Eligibility Service before his Entry Date.

                  (2)      He is age 21 or older.

                  Each Employee who was an Active Participant under the Plan on July 31, 2000, shall continue to be an Active Participant if he is still an Eligible Employee on August 1, 2000, and his Entry Date shall not change.

                  If a person has been an Eligible Employee who has met all the eligibility requirements above, but is not an Eligible Employee on the date which would have been his Entry Date, he shall become an Active Participant on the date he again becomes an Eligible Employee. This date is his Entry Date.

         (b) An Inactive Participant shall again become an Active Participant (resume active participation in the Plan) on the date he again performs an Hour-of-Service as an Eligible Employee. This date is his Reentry Date.

                  Upon again becoming an Active Participant, he shall cease to be an Inactive Participant.

         (c) A former Participant shall again become an Active Participant (resume active participation in the Plan) on the date he again performs an Hour-of-Service as an Eligible Employee. This date is his Reentry Date.

         An Active Participant or an Eligible Employee may elect not to be an Active Participant. The election may be for a specified or an indefinite period of time. The election shall be made by filing a written request with the Plan Administrator not to be an Active Participant. Employer Contributions shall not be made for the Eligible Employee, allocated to the Eligible Employee, and he may not make those participant Contributions which can only be made by Active Participants for any period during which he is not an Active Participant. The Eligible Employee may at any time revoke such election and,

         (d) if he has met all of the other eligibility requirements under this section and his Entry Date has occurred, he shall become an Active Participant as of the date of such revocation, or

         (e) if he has met all of the other eligibility requirements under this section and his Entry Date has not occurred, he shall become an Active Participant as provided in this section, or

         (f) if he has not met all of the other eligibility requirements under this section, he shall become an Active Participant as provided in this section.

         There shall be no duplication of benefits for a Participant under this Plan because of more than one period as an Active Participant.

SECTION 2.02 -- INACTIVE PARTICIPANT.

         An Active Participant shall become an Inactive Participant (stop accruing benefits under the Plan) on the earlier of the following:

         (a) The date on which he ceases to be an Eligible Employee (on his Retirement Date if the date he ceases to be an Eligible Employee occurs within one month of his Retirement Date).

         (b)      The effective date of complete termination of the Plan.

         An Employee or former Employee who was an Inactive Participant under the Plan on July 31, 2000, shall continue to be an Inactive Participant on August 1, 2000. Eligibility for any benefits payable to him or on his behalf and the amount of the benefits shall be determined according to the provisions of the prior document, unless otherwise stated in this document.

SECTION 2.03 -- CESSATION OF PARTICIPATION.

         A Participant shall cease to be a Participant on the date he is no longer an Eligible Employee and his Account is zero.

SECTION 2.04 -- ADOPTING EMPLOYERS - SINGLE PLAN.

         Each of the employers listed in the attached participation agreement is an Adopting Employer. Each Adopting Employer listed in the attached participation agreement participates with the Employer in this Plan. An Adopting Employer's agreement to participate in this Plan shall be in writing.

         If the Adopting Employer did not maintain its plan before its date of adoption specified below, its date of adoption shall be the Entry Date for any of its employees who have met the requirements in the ACTIVE PARTICIPANT SECTION of Article II as of that date. Service with and earnings from an Adopting Employer shall be included as service with and earnings from the Employer. Transfer of employment, without interruption, between an Adopting Employer and another Adopting Employer or the Employer shall not be considered an interruption of service.

         Contributions made by an Adopting Employer shall be treated as Contributions made by the Employer. Forfeitures arising from those Contributions shall be used for the benefit of all Participants.

         An employer shall not be an Adopting Employer if it ceases to be controlled by or affiliated with the Employer. Such an employer may continue a retirement plan for its employees in the form of a separate document.

         If an employer ceases to be an Adopting Employer and does not continue a retirement plan for the benefit of its employees, partial termination may result and the provisions of Article VII apply.

SECTION 2.05 -- VETERANS REEMPLOYMENT RIGHTS.

         The Plan shall meet the requirement of section 414(u) of the Code with respect to the veterans' reemployment rights.

                                   ARTICLE III

                                  CONTRIBUTIONS

SECTION 3.01 -- EMPLOYER CONTRIBUTIONS.

         Employer Contributions for Plan Years which end on or after August 1, 2000, may be made without regard to current or accumulated net income, earnings, or profits of the Employer. Notwithstanding the foregoing, the Plan shall continue to be designed to qualify as a profit sharing plan for purposes of Code Sections 401(a), 402, 412, and 417. Such Contributions will be equal to the Employer Contributions as described below:

         (a) The amount of each Elective Deferral Contribution for a Participant shall be equal to any whole percentage (not more than 15%) of his Compensation for the pay period as elected in his elective deferral agreement. An Employee who is eligible to participate in the Plan may file an elective deferral agreement with the Employer. The elective deferral agreement to start Elective Deferral Contributions may be effective on a Participant's Entry Date (Reentry Date, if applicable) or any following Semi-yearly Date. The Participant shall make any change or terminate the elective deferral agreement by filing a new elective deferral agreement. A Participant's elective deferral agreement making a change may be effective on any date an elective deferral agreement to start Elective Deferral Contributions could be effective. A Participant's elective deferral agreement to stop Elective Deferral Contributions may be effective on any date. The elective deferral agreement must be in writing and effective before the beginning of the pay period in which Elective Deferral Contributions are to start, change or stop.

                  Elective Deferral Contributions are fully (100%) vested and nonforfeitable.

         (b) The amount of each Matching Contribution for a Participant shall be equal to a percentage as determined by the Employer, of the Elective Deferral Contributions made for him for the pay period, disregarding any Elective Deferral Contributions in excess of 3% of his Compensation for the pay period.

                  Matching Contributions are subject to the Vesting Percentage.

         (c) The amount of each Qualified Nonelective Contribution shall be determined by the Employer. Qualified Nonelective Contributions shall be made only in those Plan Years when needed to satisfy the Average Deferral Percentage test according to the EXCESS AMOUNTS SECTION of Article III. A Qualified Nonelective Contribution shall be made for a Participant only if he is a Nonhighly Compensated Employee.

                  Qualified Nonelective Contributions are fully (100%) vested and nonforfeitable.

         No Participant shall be permitted to have Elective Deferral Contributions, as defined in the EXCESS AMOUNTS SECTION of Article III, made under this Plan, or any other qualified plan maintained by the Employer, during any taxable year, in excess of the dollar limitation contained in Code Section 402(g) in effect at the beginning of such taxable year.

         The Employer may make all or any portion of the Matching Contributions, which are to be invested in Qualifying Employer Securities, to the Trustee in the form of Qualifying Employer Securities.

         The Employer shall pay to the Trustee its Contributions used to determine the Actual Deferral Percentage, as defined in the EXCESS AMOUNTS SECTION of Article III, to the Plan for each Plan Year not later than the end of the twelve-month period immediately following the Plan Year for which they are deemed to be paid. Any such Contributions accumulated through payroll deductions shall be paid within 90 days of the date withheld or the date it is first reasonably practical for the Employer to do so, if earlier.

         A portion of the Plan assets resulting from Employer Contributions (but not more than the original amount of those Contributions) may be returned if the Employer Contributions are made because of a mistake of fact or are more than the amount deductible under Code Section 404 (excluding any amount which is not deductible because the Plan is disqualified). The amount involved must be returned to the Employer within one year after the date the Employer Contributions are made by mistake of fact or the date the deduction is disallowed, whichever applies. Except as provided under this paragraph and
Article VII, the assets of the Plan shall never be used for the benefit of the Employer and are held for the exclusive purpose of providing benefits to Participants and their Beneficiaries and for defraying reasonable expenses of administering the Plan.

SECTION 3.01A -- ROLLOVER CONTRIBUTIONS.

         A Rollover Contribution may be made by or for an Eligible Employee if the following conditions are met:

         (a) The Contribution is a rollover contribution which the Code permits to be transferred to a plan that meets the requirements of Code Section 401 (a).

         (b) If the Contribution is made by the Eligible Employee, it is made within sixty days after he receives the distribution.

         (c) The Eligible Employee furnishes evidence satisfactory to the Plan Administrator that the proposed transfer is in fact a rollover contribution that meets conditions (a) and (b) above.

         The Rollover Contribution may be made by the Eligible Employee or the Eligible Employee may direct the trustee or named fiduciary of another plan to transfer the funds which would otherwise be a Rollover Contribution directly to this Plan. Such transferred funds shall be called a Rollover Contribution. The Contribution shall be made according to procedures set up by the Plan Administrator.

         Rollover Contributions made by or for an Eligible Employee shall be credited to his Account. The part of the Participant's Account resulting from Rollover Contributions is fully (100%) vested and nonforfeitable at all times. A separate accounting record shall be maintained for that part of his Rollover Contribution which consists of voluntary contributions that were deducted from the Participant's gross income for Federal income tax purposes.

SECTION 3.02 -- FORFEITURES.

         The Nonvested Account of a Participant shall be forfeited as of the earlier of the following: the date of the Participant's death, if prior to such date he had ceased to be an Employee; or his Forfeiture Date. All or a part of a Participant's Nonvested Account will be forfeited if, after he ceases to be an Employee, he receives a distribution of his entire Vested Account or a distribution of his Vested Account derived from Employer Contributions which were not 100% vested when made according to the provisions of the VESTED BENEFITS SECTION of Article V or the SMALL AMOUNTS SECTION of Article IX. If a Participant's Vested Account is zero on the date he ceases to be an Employee, he shall be deemed to have received a distribution of his entire Vested Account on such date. The forfeiture will occur as of the date he receives the distribution or on the date such provision became effective, if later. If he receives a distribution of his entire Vested Account, his entire Nonvested Account will be forfeited. If he receives a distribution of his Vested Account from Employer Contributions which were not 100% vested when made, but less than his entire Vested Account, the amount to be forfeited will be determined by multiplying his Nonvested Account by a fraction. The numerator of the fraction is the amount of the distribution derived from Employer Contributions which were not 100% vested when made and the denominator of the fraction is his entire Vested Account derived from such Employer Contributions on the date of distribution.

         A Forfeiture shall also occur as described in the EXCESS AMOUNTS SECTION of Article III.

         Forfeitures may first be applied to pay expenses under the Plan which would otherwise be paid by the Employer.

         Forfeitures not used to pay expenses shall be applied to reduce the earliest Employer Contributions made after the Forfeitures are determined. Forfeitures shall be determined at least once during each taxable year of the Employer. Upon their application, such Forfeitures shall be deemed to be Employer Contributions.

         Forfeitures of Matching Contributions which relate to excess amounts shall be applied as provided in the EXCESS AMOUNTS SECTION of Article III.

         If a Participant again becomes an Eligible Employee after receiving a distribution which caused his Nonvested Account to be forfeited, he shall have the right to repay to the Plan the entire amount of the distribution he received (excluding any amount of such distribution resulting from Contributions which were 100% vested when made). The repayment must be made before the earlier of the date five years after the date he again becomes an Eligible Employee or the end of the first period of five consecutive Vesting Breaks in Service which begin after the date of the distribution.

         If the Participant makes the repayment provided above, the Plan Administrator shall restore to his Account an amount equal to his Nonvested Account which was forfeited on the date of distribution, unadjusted for any investment gains or losses. If the amount of the repayment is zero dollars because the Participant was deemed to have received a distribution or the plan did not have repayment provisions in effect on the date the distribution was made and he again performs an Hour-of-Service as an Eligible Employee within the repayment period, the Plan Administrator shall restore the Participant's Account as if he had made a required repayment on the date he performed such Hour-of -Service. Restoration of the Participant's Account shall include restoration of all Code Section 411 (d) (6) protected benefits with respect to that restored Account, according to applicable Treasury regulations. Provided, however, the Plan Administrator shall not restore the Nonvested Account if a Forfeiture Date has occurred after the date of the distribution and on or before the date of repayment and that Forfeiture Date would result in a complete forfeiture of the amount the Plan Administrator would otherwise restore.

         The Plan Administrator shall restore the Participant's Account by the close of the Plan Year following the Plan Year in which repayment is made. Permissible sources for restoration are Forfeitures or Employer Contributions. The Employer shall contribute, without regard to any requirement or condition of the EMPLOYER CONTRIBUTIONS SECTION of Article III, such additional amount needed to make the required restoration. The repaid and restored amounts are not included in the Participant's Annual Addition, as defined in the CONTRIBUTION LIMITATION SECTION of Article III.

SECTION 3.03 -- ALLOCATION.

         The following Contributions for each Plan Year shall be allocated to each Participant for whom such Contributions were made under the EMPLOYER CONTRIBUTIONS SECTION of Article III:

         Elective Deferral Contributions
         Matching Contributions

These Contributions shall be allocated when made and credited to the Participant's Account.

         The following Contributions are allocated as of the last day of the Plan Year to each eligible person for whom they are made and credited to his
Account:

         Qualified Nonelective Contributions

         Qualified Nonelective Contributions shall be made in those Plan Years when needed to satisfy the Average Deferral Percentage test according to the EXCESS AMOUNTS SECTION of Article III. For purposes of this allocation, only Nonhighly Compensated Employees shall be eligible persons.

         In determining the amount of Employer Contributions to be allocated to a Participant who is a Leased Employee, contributions and benefits provided by the leasing organization which are attributable to services such Leased Employee performs for the Employer shall be treated as provided by the Employer and there shall be no duplication of those contributions or benefits under this Plan.

SECTION 3.04 -- CONTRIBUTION LIMITATION.

         (a) For the purpose of determining the contribution limitation set forth in this section, the following terms are defined:

                  AGGREGATE ANNUAL ADDITION means, for a Participant with respect to any Limitation Year, the sum of his Annual Additions under all defined contribution plans of the Employer, as defined in this section, for such Limitation Year. The nondeductible participant contributions which the Participant makes to a defined benefit plan shall be treated as Annual Additions to a defined contribution plan. The Contributions the Employer, as defined in this section, made for the Participant for a Plan Year beginning on or after March 31, 1984, to an individual medical benefit account, as defined in Code Section 415(l)(2), under a pension or annuity plan of the Employer, as defined in this section, shall be treated as Annual Additions to a defined contribution plan. Also, amounts derived from contributions paid or accrued after December 31, 1985, in Fiscal Years ending after such date, which are attributable to post-retirement medical benefits allocated to the separate account of a key employee, as defined in Code Section 419A(d)(3), under a welfare benefit fund, as defined in Code Section 419(e), maintained by the Employer, as defined in this section, are treated as Annual Additions to a defined contribution plan. The 25% of Compensation limit under Maximum Permissible Amount does not apply to Annual Additions resulting from contributions made to an individual medical account, as defined in Code Section 415(1)(2), or to Annual Additions resulting from contributions for medical benefits, within the meaning of Code Section 419A, after separation from service.

                  ANNUAL ADDITION means the amount added to a Participant's account for any Limitation Year which may not exceed the Maximum Permissible Amount. The Annual Addition under any plan for a Participant with respect to any Limitation Year, shall be equal to the sum of (1) and (2) below:

                  (1) Employer contributions (including Elective Deferral Contributions) and forfeitures credited to his account for the Limitation Year.

                  (2) Participant contributions made by him for the Limitation Year.

                  Before the first Limitation Year beginning after December 31, 1986, the amount under (2) above is the lesser of (i) 1/2 of his nondeductible participant contributions made for the Limitation Year, or (ii) the amount, if any, of his nondeductible participant contributions made for the Limitation Year which is in excess of six percent of his Compensation, as defined in this section, for such Limitation Year.

                  COMPENSATION means all wages for Federal income tax withholding purposes, as defined under Code Section 3401 (a) (for purposes of income tax withholding at the source), disregarding any rules limiting the remuneration included as wages based on the nature or location of the employment or the services performed. Compensation also includes all other payments to an Employee in the course of the Employer's trade or business, for which the Employer must furnish the Employee a written statement under Code Sections 6041(d) and 6051(a)(3). "The Wages, Tips and Other Compensation" box on Form W-2 satisfies this definition.

                  For any self-employed individual Compensation will mean earned income.

                  For purposes of applying the limitations of this section, Compensation for a Limitation Year is the Compensation actually paid or made available during such Limitation Year.

                  DEFINED BENEFIT PLAN FRACTION means, with respect to a Limitation Year for a Participant who is or has been a participant in a defined benefit plan ever maintained by the Employer, as defined in this section, the quotient, expressed as a decimal, of

                  (1) the Participant's Projected Annual Benefit under all such plans as of the close of such Limitation Year, divided by

                  (2)      on and after the TEFRA Compliance Date, the lesser of
                           (i) or (ii) below:

                           (i) 1.25 multiplied by the maximum dollar limitation which applies to defined benefit plans determined for the Limitation Year under Code Sections 415(b) or (d) or

                           (ii) 1.4 multiplied by the Participant's highest average compensation as defined in the defined benefit plan(s),

                           including any adjustments under Code Section 415(b).

                           Before the TEFRA Compliance Date, this denominator is the Participant's Projected Annual Benefit as of the close of the Limitation Year if the plan(s) provided the maximum benefit allowable.

                  The Defined Benefit Plan Fraction shall be modified as follows:

                  If the Participant was a participant as of the first day of the first Limitation Year beginning after December 31, 1986, in one or more defined benefit plans maintained by the Employer, as defined in this section, which were in existence on May 6, 1986, the denominator of this fraction will not be less than 125 percent of the sum of the annual benefits under such plans which the Participant had accrued as of the close of the last Limitation Year beginning before January 1, 1987, disregarding any changes in the terms and conditions of the plan after May 5, 1986. The preceding sentence applies only if the defined benefit plans individually and in the aggregate satisfied the requirements of Code Section 415 for all Limitation Years beginning before January 1, 1987.

                  DEFINED CONTRIBUTION PLAN FRACTION means, for a Participant with respect to a Limitation Year, the quotient, expressed as a decimal, of

                  (1) the Participant's Aggregate Annual Additions for such Limitation Year and all prior Limitation Years, under all defined contribution plans (including the Aggregate Annual Additions attributable to nondeductible accounts under defined benefit plans and attributable to all welfare benefit funds, as defined in Code Section 419(e) and attributable to individual medical accounts, as defined in Code
                           Section 415(l)(2)) ever maintained by the Employer, as defined in this section, divided by

                  (2) on and after the TEFRA Compliance Date, the sum of the amount determined for the Limitation Year under
                           (i) or (ii) below, whichever is less, and the amounts determined in the same manner for all prior Limitation Years during which he has been an Employee or an employee of a predecessor employer:

                           (i) 1.25 multiplied by the maximum permissible dollar amount for each such Limitation Year, or

                           (ii) 1.4 multiplied by the maximum permissible percentage of the Participant's Compensation, as defined in this section, for each such Limitation Year.

                           Before the TEFRA Compliance Date, this denominator is the sum of the maximum allowable amount of Annual Addition to his account(s) under all the plan(s) of the Employer, as defined in this section, for each such Limitation Year.

                  The Defined Contribution Plan Fraction shall be modified as follows:

                  If the Participant was a participant as of the first day of the first Limitation Year beginning after December 31, 1986, in one or more defined contribution plans maintained by the Employer, as defined in this section, which were in existence on May 6, 1986, the numerator of this fraction shall be adjusted if the sum of the Defined Contribution Plan Fraction and Defined Benefit Plan Fraction would otherwise exceed 1.0 under the terms of this Plan. Under the adjustment, the dollar amount determined below shall be permanently subtracted from the numerator of this fraction. The dollar amount is equal to the excess of the sum of the two fractions, before adjustment, over 1.0 multiplied by the denominator of his Defined Contribution Plan Fraction. The adjustment is calculated using his Defined Contribution Plan Fraction and Defined Benefit Plan Fraction as they would be computed as of the end of the last Limitation Year beginning before January 1, 1987, and disregarding any changes in the terms and conditions of the plan made after May 5, 1986, but using the Code Section 415 limitations applicable to the first Limitation Year beginning on or after January 1, 1987.

                  The Annual Addition for any Limitation Year beginning before January 1, 1987, shall not be recomputed to treat all employee contributions as Annual Additions.

                  For a plan that was in existence on July 1, 1982, for purposes of determining the Defined Contribution Plan Fraction for any Limitation Year ending after December 31, 1982, the Plan Administrator may elect, in accordance with the provisions of Code Section 415, that the denominator for each Participant for all Limitation Years ending before January 1, 1983, will be equal to

                  (1) the Defined Contribution Plan Fraction denominator which would apply for the last Limitation Year ending in 1982 if an election under this paragraph were not made, multiplied by.

                  (2)      a fraction, equal to (i) over (ii) below:

                           (i)      the lesser of (A) $51,875, or (B) 1.4,
                                    multiplied by 25% of the Participant's
                                    Compensation, as defined in this section, for the Limitation Year ending in 1981;

                           (ii) the lesser of (A) $41,500, or (B) 25% of the Participant's Compensation, as defined in this section, for the Limitation Year ending in 1981.

                  The election described above is applicable only if the plan administrators under all defined contribution plans of the Employer, as defined in this section, also elect to use the modified fraction.

                  EMPLOYER means any employer that adopts this Plan and all Controlled Group members and any other entity required to be aggregated with the employer pursuant to regulations under Code Section 414(o).

                  LIMITATION YEAR means the 12-consecutive month period within which it is determined whether or not the limitations of Code
                  Section 415 are exceeded. Limitation Year means each 12-consecutive month period ending on the last day of each Plan Year, including corresponding 12-consecutive month periods before March 1, 1987. If the Limitation Year is other than the calendar year, execution of this Plan (or any amendment to this Plan changing the Limitation Year) constitutes the Employer's adoption of a written resolution electing the Limitation Year. If the Limitation Year is changed, the new Limitation Year shall begin within the current Limitation Year, creating a short Limitation Year.

                  MAXIMUM PERMISSIBLE AMOUNT means, for a Participant with respect to any Limitation Year, the lesser of (1) or (2) below:

                  (1) The greater of $30,000 or one-fourth of the maximum dollar limitation which applies to defined benefit plans set forth in Code Section 415(b)(1)(A) as in effect for the Limitation Year. (Before the TEFRA Compliance Date, $25,000 multiplied by the cost of living adjustment factor permitted by Federal regulations.)

                  (2) 25% of his Compensation, as defined in this section, for such Limitation Year.

                  The compensation limitation referred to in (2) shall not apply to any contribution for medical benefits (within the meaning of Code Section 401(h) or Code Section 419A(f)(2)) which is otherwise treated as an annual addition under Code Section 415(l)(1) or Code Section 419A(d)(2).

                  If there is a short Limitation Year because of a change in Limitation Year, the Maximum Permissible Amount will not exceed the maximum dollar limitation which would otherwise apply multiplied by the following fraction:

                         Number of months in the short Limitation Year
                         ---------------------------------------------
                                             12

                  PROJECTED ANNUAL BENEFIT means a Participant's expected annual benefit under all defined benefit plan(s) ever maintained by the Employer, as defined in this section. The Projected Annual Benefit shall be determined assuming that the Participant will continue employment until the later of current age or normal retirement age under such plan(s), and that the Participant's compensation for the current Limitation Year and all other relevant factors used to determine benefits under such plan(s) will remain constant for all future Limitation Years. Such expected annual benefit shall be adjusted to the actuarial equivalent of a straight life annuity if expressed in a form other than a straight life or qualified joint and survivor annuity.

         (b) The Annual Addition under this Plan for a Participant during a Limitation Year shall not be more than the Maximum Permissible Amount.

         (c) Contributions which would otherwise be credited to the Participant's Account shall be limited or reallocated to the extent necessary to meet the restrictions of subparagraph (b) above for any Limitation Year in the following order. Qualified Nonelective Contributions shall be reallocated in the same manner as described in the ALLOCATION SECTION of
                  Article III to the remaining Participants to whom the limitations do not apply for the Limitation Year. The Qualified Nonelective Contributions shall be limited if there are no such remaining Participants. Elective Deferral Contributions that are not the basis for Matching Contributions shall be limited. Matching Contributions shall be limited to the extent necessary to limit the

                  Participant's Annual Addition under this Plan to his maximum amount. If Matching Contributions are limited because of this limit, Elective Deferral Contributions that are the basis for Matching Contributions shall be reduced in proportion.

                  If, due to (i) an error in estimating a Participant's Compensation as defined in this section, (ii) because the amount of the Forfeitures to be used to offset Employer Contributions is more than the amount of the Employer Contributions due for the remaining Participants, (iii) as a result of a reasonable error in determining the amount of elective deferrals (within the meaning of Code Section 402(g)(3)) that may be made with respect to any individual under the limits of Code Section 415, or (iv) other limited facts and circumstances, a Participant's Annual Addition is greater than the amount permitted in (b) above, such excess amount shall be applied as follows. Elective Deferral Contributions which are not the basis for Matching Contributions will be returned to the Participant. If an excess still exists, Elective Deferral Contributions that are the basis for Matching Contributions will be returned to the Participant. Matching Contributions based on Elective Deferral Contributions which are returned shall be forfeited. If after the return of Elective Deferral Contributions and forfeiture of Matching Contributions, an excess amount still exists, and the Participant is an Active Participant as of the end of the Limitation Year, the excess amount shall be used to offset Employer Contributions for him in the next Limitation Year. If after the return of Elective Deferral Contributions and forfeiture of Matching Contributions, an excess amount still exists, and the Participant is not an Active Participant as of the end of the Limitation Year, the excess amount will be held in a suspense account which will be used to offset Employer Contributions for all Participants in the next Limitation Year. No Employer Contributions that would be included in the next Limitation Year's Annual Addition may be made before the total suspense account has been used.

         (d) A Participant's Aggregate Annual Addition for a Limitation Year shall not exceed the Maximum Permissible Amount. If the Employer maintains more than one qualified defined contribution plan on behalf of its Employees, such plans shall be treated as one defined contribution plan for purposes of applying Code Section 415 limitations. In such event, a Participant's Annual Additions to this Plan shall be reduced for purposes of complying with Code Section 415 limitations before reducing the Annual Additions to any other defined contribution plan.

                  If some of the Employer's defined contribution plans were not in existence on July 1, 1982, and some were in existence on that date, the Maximum Permissible Amount which is based on a dollar amount may differ for a Limitation Year. The Aggregate Annual Addition for the Limitation Year in which the dollar limit differs shall not exceed the lesser of (1) 25% of Compensation as defined in this section, (2) $45,475, or (3) the greater of $30,000 or the sum of the Annual Additions for such Limitation Year under all the plan(s) to which the $45,475 amount applies.

         (e) For Plan Years prior to 2000, if a Participant is or has been a participant in both defined benefit and defined contribution plans (including a welfare benefit fund or individual medical account) ever maintained by the Employer, as defined in this section, the sum of the Defined Benefit Plan Fraction and the Defined Contribution Plan Fraction for any Limitation Year shall not exceed 1.0 (1.4 before the TEFRA Compliance Date).

                  After all other limitations set out in the plans and funds have been applied, the following limitations shall apply so that the sum of the Participant's Defined Benefit Plan Fraction and Defined Contribution Plan Fraction shall not exceed 1.0 (1.4 before the TEFRA Compliance Date). The Projected Annual Benefit shall be limited first. If the Participant's annual benefit(s) equal his Projected Annual Benefit, as limited, then Annual Additions to the defined contribution plan(s) shall be limited to the extent needed to reduce the sum to 1.0 (1.4). First, the voluntary contributions the Participant may make for the Limitation Year shall be limited. Next, in the case of a profit sharing plan, any forfeitures allocated to the Participant shall be reallocated to remaining participants to the extent necessary to reduce the decimal to 1.0 (1.4). Last, to the extent necessary, employer contributions for the Limitation Year shall be reallocated or limited, and any required and optional employee contributions to which such employer contributions were geared shall be reduced in proportion.

SECTION 3.05 -- EXCESS AMOUNTS.

         (a) For the purposes of this section, the following terms are defined:

                  ACTUAL DEFERRAL PERCENTAGE means the ratio (expressed as a percentage) of Elective Deferral Contributions under this Plan on behalf of the Eligible Participant for the Plan Year to the Eligible Participant's Compensation for the Plan Year. In modification of the foregoing, Compensation shall be limited to the Compensation received while an Active Participant. The Elective Deferral Contributions used to determine the Actual Deferral Percentage shall include Excess Elective Deferrals (other than Excess Elective Deferrals of Nonhighly Compensated Employees that arise solely from Elective Deferral Contributions made under this Plan or any other plans of the Employer or a Controlled Group member), but shall exclude Elective Deferral Contributions that are used in computing the Contribution Percentage (provided the Average Actual Deferral Percentage test is satisfied both with and without exclusion of these Elective Deferral Contributions). Under such rules as the Secretary of the Treasury shall prescribe in Code Section 401(k)(3)(D), the Employer may elect to include Qualified Nonelective Contributions and Qualified Matching Contributions under this Plan in computing the Actual Deferral Percentage. For an Eligible Participant for whom such Contributions on his behalf for the Plan Year are zero, the percentage is zero.

                  AGGREGATE LIMIT means the greater of (1) or (2) below:

                  (1)      The sum of

                           (i) 125 percent of the greater of the Average Actual Deferral Percentage of the Nonhighly Compensated Employees for the Plan Year or the Average Contribution Percentage of Nonhighly Compensated Employees under the Plan subject to Code Section 401 (m) for the Plan Year beginning with or within the Plan Year of the cash or deferred arrangement and

                           (ii) the lesser of 200% or two plus the lesser of such Average Actual Deferral Percentage or Average Contribution Percentage.

                  (2)      The sum of

                           (i) 125 percent of the lesser of the Average Actual Deferral Percentage of the Nonhighly Compensated Employees for the Plan Year or the Average Contribution Percentage of Nonhighly Compensated Employees under the Plan subject to Code Section 401 (m) for the Plan Year beginning with or within the Plan Year of the cash or deferred arrangement and

                           (ii) the lesser of 200% or two plus the greater of such Average Actual Deferral Percentage or Average Contribution Percentage.

                  AVERAGE ACTUAL DEFERRAL PERCENTAGE means the average (expressed as a percentage) of the Actual Deferral Percentages of the Eligible Participants in a group.

                  AVERAGE CONTRIBUTION PERCENTAGE means the average (expressed as a percentage) of the Contribution Percentages of the Eligible Participants in a group.

                  CONTRIBUTION PERCENTAGE means the ratio (expressed as a percentage) of the Eligible Participant's Contribution Percentage Amounts to the Eligible Participant's Compensation for the Plan Year. In modification of the foregoing, Compensation shall be limited to the Compensation received while an Active Participant. For an Eligible Participant for whom such Contribution Percentage Amounts for the Plan Year are zero, the percentage is zero.

                  CONTRIBUTION PERCENTAGE AMOUNTS means the sum of the Participant Contributions and Matching Contributions (that are not Qualified Matching Contributions) under this Plan on behalf of the Eligible Participant for the Plan Year. Such Contribution Percentage Amounts shall not include Matching Contributions that are forfeited either to correct Excess Aggregate Contributions or because the Contributions to which they relate are Excess Elective Deferrals, Excess Contributions or Excess Aggregate Contributions. Under such rules as the Secretary of the Treasury shall prescribe in Code
                  Section 401(k)(3)(D), the Employer may elect to include Qualified Nonelective Contributions and Qualified Matching Contributions under this Plan which were not used in computing the Actual Deferral Percentage in computing the Contribution Percentage. The Employer may also elect to use Elective Deferral

                  Contributions in computing the Contribution Percentage so long as the Average Actual Deferral Percentage test is met before the Elective Deferral Contributions are used in the Average Contribution Percentage test and continues to be met following the exclusion of those Elective Deferral Contributions that are used to meet the Average Contribution Percentage test.

                  ELECTIVE DEFERRAL CONTRIBUTIONS means employer contributions made on behalf of a participant pursuant to an election to defer under any qualified cash or deferred arrangement as described in Code Section 401(k), any simplified employee pension cash or deferred arrangement as described in Code
                  Section 402(h)(1)(B), any eligible deferred compensation plan under Code Section 457, any plan as described under Code
                  Section 501(c)(18), and any employer contributions made on behalf of a participant for the purchase of an annuity contract under Code Section 403(b) pursuant to a salary reduction agreement. Elective Deferral Contributions shall not include any deferrals properly distributed as excess Annual Additions.

                  ELIGIBLE PARTICIPANT means, for purposes of the Actual Deferral Percentage, any Employee who is eligible to make an Elective Deferral Contribution, and shall include the following: any Employee who would be a plan participant if he chose to make required contributions; any Employee who can make Elective Deferral Contributions but who has changed the amount of his Elective Deferral Contribution to 0%, or whose eligibility to make an Elective Deferral Contribution is suspended because of a loan, distribution or hardship withdrawal; and, any Employee who is not able to make an Elective Deferral Contribution because of Code Section 415(c)(1) - Annual Additions limits. The Actual Deferral Percentage for any such included Employee is zero.

                  Eligible Participant means, for purposes of the Average Contribution Percentage, any Employee who is eligible to make a Participant Contribution or to receive a Matching Contribution, and shall include the following: any Employee who would be a plan participant if he chose to make required contributions; any Employee who can make a Participant Contribution or receive a matching contribution but who has made an election not to participate in the Plan; and any Employee who is not able to make a Participant Contribution or receive a matching contribution because of Code Section 415(c)(1) or 415(e) limits. The Average Contribution Percentage for any such included Employee is zero.

                  EXCESS AGGREGATE CONTRIBUTIONS means, with respect to any Plan Year, the excess of:

                  (1) The aggregate Contributions taken into account in computing the numerator of the Contribution Percentage actually made on behalf of Highly Compensated Employees for such Plan Year, over

                  (2) The maximum amount of such Contributions permitted by the Average Contribution Percentage test (determined by reducing Contributions made on behalf of Highly Compensated Employees in order of their Contribution Percentages beginning with the highest of such percentages).

                  A Participant's Excess Contributions for a Plan Year will be reduced by the amount of Excess Elective Deferrals, if any, previously distributed to the Participant for the taxable year ending in that Plan Year.

                  EXCESS ELECTIVE DEFERRALS means those Elective Deferral Contributions that are includible in a Participant's gross income under Code Section 402(g) to the extent such Participant's Elective Deferral Contributions for a taxable year exceed the dollar limitation under such Code section. Excess Elective Deferrals shall be treated as Annual Additions, as defined in the CONTRIBUTION LIMITATION SECTION of Article III, under the Plan, unless such amounts are distributed no later than the first April 15 following the close of the Participant's taxable year.

                  PARTICIPANT CONTRIBUTIONS means contributions made to any plan by or on behalf of a participant that are included in the participant's gross income in the year in which made and that are maintained under a separate account to which earnings and losses are allocated.

                  MATCHING CONTRIBUTIONS means employer contributions made to this or any other defined contribution plan, or to a contract described in Code Section 403(b), on behalf of a participant on account of a Participant Contribution made by such participant, or on account of a participant's Elective Deferral Contributions, under a plan maintained by the employer.

                  QUALIFIED MATCHING CONTRIBUTIONS means Matching Contributions which are subject to the distribution and nonforfeitability requirements under Code Section 401(k) when made.

                  QUALIFIED NONELECTIVE CONTRIBUTIONS means any employer contributions (other than Matching Contributions) which an employee may not elect to have paid to him in cash instead of being contributed to the plan and which are subject to the distribution and nonforfeitability requirements under Code
                  Section 401(k).

         (b) A Participant may assign to this Plan any Excess Elective Deferrals made during a taxable year by notifying the Plan Administrator in writing on or before the first following March 1 of the amount of the Excess Elective Deferrals to be assigned to the Plan. A Participant is deemed to notify the Plan Administrator of any Excess Elective Deferrals that arise by taking into account only those Elective Deferral Contributions made to this Plan and any other plans of the Employer or a Controlled Group member and reducing such Excess Elective Deferrals by the amount of Excess Contributions, if any, previously distributed for the Plan Year beginning in that taxable year. The Participant's claim for Excess Elective Deferrals shall be accompanied by the Participant's written statement that if such amounts are not distributed, such Excess Elective Deferrals, when added to amounts deferred under other plans or arrangements described in Code Sections 401(k), 408(k) or 403(b), will exceed the limit imposed on the Participant by Code Section 402(g) for the year in which the deferral occurred. The Excess Elective Deferrals assigned to this Plan can not exceed the Elective Deferral Contributions allocated under this Plan for such taxable year.

                  Notwithstanding any other provisions of the Plan, Elective Deferral Contributions in an amount equal to the Excess Elective Deferrals assigned to this Plan, plus any income and minus any loss allocable thereto, shall be distributed no later than April 15 to any Participant to whose Account Excess Elective Deferrals were assigned for the preceding year and who claims Excess Elective Deferrals for such taxable year.

                  The income or loss allocable to such Excess Elective Deferrals shall be equal to the income or loss allocable to the Participant's Elective Deferral Contributions for the taxable year in which the excess occurred multiplied by a fraction. The numerator of the fraction is the Excess Elective Deferrals. The denominator of the fraction is the closing balance without regard to any income or loss occurring during such taxable year (as of the end of such taxable year) of the Participant's Account resulting from Elective Deferral Contributions.

                  Any Matching Contributions which were based on the Elective Deferral Contributions which are distributed as Excess Elective Deferrals, plus any income and minus any loss allocable thereto, shall be forfeited. These Forfeitures shall be used to offset the earliest Employer Contribution due after the Forfeiture arises.

         (c) As of the end of each Plan Year after Excess Elective Deferrals have been determined, one of the following tests must be met:

                  (1) The Average Actual Deferral Percentage for Eligible Participants who are Highly Compensated Employees for the Plan Year is not more than the Average Actual Deferral Percentage for Eligible Participants who are Nonhighly Compensated Employees for the Plan Year multiplied by 1.25.

                  (2) The Average Actual Deferral Percentage for Eligible Participants who are Highly Compensated Employees for the Plan Year is not more than the Average Actual Deferral Percentage for Eligible Participants who are Nonhighly Compensated Employees for the Plan Year multiplied by 2 and the difference between the Average Actual Deferral Percentages is not more than 2.

                  The Actual Deferral Percentage for any Eligible Participant who is a Highly Compensated Employee for the Plan Year and who is eligible to have Elective Deferral Contributions (and Qualified Nonelective Contributions or Qualified Matching Contributions, or both, if used in computing the Actual Deferral Percentage) allocated to his account under two or more plans or arrangements described in Code Section 401(k) that are maintained by the Employer or a

                  Controlled Group member shall be determined as if all such Elective Deferral Contributions (and, if applicable, such Qualified Nonelective Contributions or Qualified Matching Contributions, or both) were made under a single arrangement. If a Highly Compensated Employee participates in two or more cash or deferred arrangements that have different Plan Years, all cash or deferred arrangements ending with or within the same calendar year shall be treated as a single arrangement. Notwithstanding the foregoing, certain plans shall be treated as separate if mandatorily disaggregated under the regulations under Code Section 401(k).

                  In the event that this Plan satisfies the requirements of Code Sections 401(k), 401(a)(4), or 410(b) only if aggregated with one or more other plans, or if one or more other plans satisfy the requirements of such Code sections only if aggregated with this Plan, then this section shall be applied by determining the Actual Deferral Percentage of employees as if all such plans were a single plan. Plans may be aggregated in order to satisfy Code Section 401(k) only if they have the same Plan Year.

                  For purposes of determining the Actual Deferral Percentage of an Eligible Participant who is a five-percent owner or one of the ten most highly-paid Highly Compensated Employees, the Elective Deferral Contributions (and Qualified Nonelective Contributions or Qualified Matching Contributions, or both, if used in computing the Actual Deferral Percentage) and Compensation of such Eligible Participant include the Elective Deferral Contributions (and, if applicable, Qualified Nonelective Contributions or Qualified Matching Contributions, or both) and Compensation for the Plan Year of Family Members. Family Members, with respect to such Highly Compensated Employees, shall be disregarded as separate employees in determining the Actual Deferral Percentage both for Participants who are Nonhighly Compensated Employees and for Participants who are Highly Compensated Employees.

                  For purposes of determining the Actual Deferral Percentage, Elective Deferral Contributions, Qualified Nonelective Contributions and Qualified Matching Contributions must be made before the last day of the 12-month period immediately following the Plan Year to which contributions relate.

                  The Employer shall maintain records sufficient to demonstrate satisfaction of the Average Actual Deferral Percentage test and the amount of Qualified Nonelective Contributions or Qualified Matching Contributions, or both, used in such test.

                  The determination and treatment of the Contributions used in computing the Actual Deferral Percentage shall satisfy such other requirements as may be prescribed by the Secretary of the Treasury.

                  If the Plan Administrator should determine during the Plan Year that neither of the above tests is being met, the Plan Administrator may adjust the amount of future Elective Deferral Contributions of the Highly Compensated Employees.

                  Notwithstanding any other provisions of this Plan, Excess Contributions, plus any income and minus any loss allocable thereto, shall be distributed no later than the last day of each Plan Year to Participants to whose Accounts such Excess Contributions were allocated for the preceding Plan Year. If such excess amounts are distributed more than 2 1/2 months after the last day of the Plan Year in which such excess amounts arose, a ten (10) percent excise tax will be imposed on the employer maintaining the plan with respect to such amounts. Such distributions shall be made beginning with the Highly Compensated Employee(s) who has the greatest Actual Deferral Percentage, reducing his Actual Deferral Percentage to the next highest Actual Deferral Percentage level. Then, if necessary, reducing the Actual Deferral Percentage of the Highly Compensated Employees at the next highest level, and continuing in this manner until the average Actual Deferral Percentage of the Highly Compensated Group satisfies the Actual Deferral Percentage test. Excess Contributions of Participants who are subject to the family member aggregation rules shall be allocated among the Family Members in proportion to the Elective Deferral Contributions (and amounts treated as Elective Deferral Contributions) of each Family Member that is combined to determine the combined Actual Deferral Percentage.

                  Excess Contributions shall be treated as Annual Additions, as defined in the CONTRIBUTION LIMITATION SECTION of Article III, under the Plan.

                  The Excess Contributions shall be adjusted for income or loss. The income or loss allocable to such Excess Contributions shall be equal to the income or loss allocable to the Participant's Elective Deferral Contributions (and, if applicable, Qualified Nonelective Contributions or Qualified Matching Contributions, or both) for the Plan Year in which the excess occurred multiplied by a fraction. The numerator of the fraction is the Excess Contributions. The denominator of the fraction is the closing balance without regard to any income or loss occurring during such Plan Year (as of the end of such Plan Year) of the Participant's Account resulting from Elective Deferral Contributions (and Qualified Nonelective Contributions or Qualified Matching Contributions, or both, if used in computing the Actual Deferral Percentage).

                  Excess Contributions shall be distributed from the Participant's Account resulting from Elective Deferral Contributions. If such Excess Contributions exceed the balance in the Participant's Account resulting from Elective Deferral Contributions, the balance shall be distributed from the Participant's Account resulting from Qualified Matching Contributions (if applicable) and Qualified Nonelective Contributions, respectively.

                  Any Matching Contributions which were based on the Elective Deferral Contributions which are distributed as Excess Contributions, plus any income and minus any loss allocable thereto, shall be forfeited. These Forfeitures shall be used to offset the earliest Employer Contribution due after the Forfeiture arises.

         (d) As of the end of each Plan Year, one of the following tests must be met:

                  (1) The Average Contribution Percentage for Eligible Participants who are Highly Compensated Employees for the Plan Year is not more than the Average Contribution Percentage for Eligible Participants who are Nonhighly Compensated Employees for the Plan Year multiplied by 1.25.

                  (2) The Average Contribution Percentage for Eligible Participants who are Highly Compensated Employees for the Plan Year is not more than the Average Contribution Percentage for Eligible Participants who are Nonhighly Compensated Employees for the Plan Year multiplied by 2 and the difference between the Average Contribution Percentages is not more than 2.

                  If one or more Highly Compensated Employees participate in both a cash or deferred arrangement and a plan subject to the Average Contribution Percentage test maintained by the Employer or a Controlled Group member and the sum of the Average Actual Deferral Percentage and Average Contribution Percentage of those Highly Compensated Employees subject to either or both tests exceeds the Aggregate Limit, then the Contribution Percentage of those Highly Compensated Employees who also participate in a cash or deferred arrangement will be reduced (beginning with such Highly Compensated Employees whose Contribution Percentage is the highest) so that the limit is not exceeded. The amount by which each Highly Compensated Employee's Contribution Percentage is reduced shall be treated as an Excess Aggregate Contribution. The Average Actual Deferral Percentage and Average Contribution Percentage of the Highly Compensated Employees are determined after any corrections required to meet the Average Actual Deferral Percentage and Average Contribution Percentage tests. Multiple use does not occur if either the Average Actual Deferral Percentage or Average Contribution Percentage of the Highly Compensated Employees does not exceed 1.25 multiplied by the Average Actual Deferral Percentage and Average Contribution Percentage of the Nonhighly Compensated Employees.

                  The Contribution Percentage for any Eligible Participant who is a Highly Compensated Employee for the Plan Year and who is eligible to have Contribution Percentage Amounts allocated to his account under two or more plans described in Code Section 401(a) or arrangements described in Code Section 401(k) that are maintained by the Employer or a Controlled Group member shall be determined as if the total of such Contribution Percentage Amounts was made under each plan. If a Highly Compensated Employee participates in two or more cash or deferred arrangements that have different Plan Years, all cash or deferred arrangements ending with or within the same calendar year shall be treated as a single arrangement. Notwithstanding the foregoing, certain plans shall be treated as separate if mandatorily disaggregated under the regulations under Code Section 401(m) or permissibly disaggregated as provided.

                  In the event that this Plan satisfies the requirements of Code Sections 401(m), 401(a)(4), or 410(b) only if aggregated with one or more other plans, or if one or more other plans satisfy the requirements of Code sections only if aggregated with this Plan, then this section shall be applied by determining the Contribution Percentages of Eligible Participants as if all such plans were a single plan. Plans may be aggregated in order to satisfy Code Section 401(m) only if they have the same Plan Year.

                  For purposes of determining the Contribution Percentage of an Eligible Participant who is a five-percent owner or one of the ten most highly-paid Highly Compensated Employees, the Contribution Percentage Amounts and Compensation of such Participant shall include Contribution Percentage Amounts and Compensation for the Plan Year of Family Members. Family Members, with respect to Highly Compensated Employees, shall be disregarded as separate employees in determining the Contribution Percentage both for employees who are Nonhighly Compensated Employees and for employees who are Highly Compensated Employees.

                  For purposes of determining the Contribution Percentage, Participant Contributions are considered to have been made in the Plan Year in which contributed to the Plan. Matching Contributions and Qualified Nonelective Contributions will be considered made for a Plan Year if made no later than the end of the 12-month period beginning on the day after the close of the Plan Year.

                  The Employer shall maintain records sufficient to demonstrate satisfaction of the Average Contribution Percentage test and the amount of Qualified Nonelective Contributions or Qualified Matching Contributions, or both, used in such test.

                  The determination and treatment of the Contribution Percentage of any Participant shall satisfy such other requirements as may be prescribed by the Secretary of the Treasury.

                  Notwithstanding any other provisions of this Plan, Excess Aggregate Contributions, plus any income and minus any loss allocable thereto, shall be forfeited, if not vested, or distributed, if vested, no later than the last day of each Plan Year to Participants to whose Accounts such Excess Aggregate Contributions were allocated for the preceding Plan Year. If such Excess Aggregate Contributions are distributed more than 2 1/2 months after the last day of the Plan Year in which such excess amounts arose, a ten (10) percent excise tax will be imposed on the employer maintaining the plan with respect to those amounts. Excess Aggregate Contributions will be distributed beginning with the Highly Compensated Employee(s) who has the greatest Contribution Percentage, reducing his contribution percentage to the next highest level. Then, if necessary, reducing the Contribution Percentage of the Highly Compensated Employee at the next highest level, and continuing in this manner until the Actual Contribution Percentage of the Highly Compensated Group satisfies the Actual Contribution Percentage Test. Excess Aggregate Contributions of Participants who are subject to the family member aggregation rules shall be allocated among the

                  Family Members in proportion to the Employee and Matching Contributions (or amounts treated as Matching Contributions) of each Family Member that is combined to determine the combined Contribution Percentage. Excess Aggregate Contributions shall be treated as Annual Additions, as defined in the CONTRIBUTION LIMITATION SECTION of Article III, under the Plan.

                  The Excess Aggregate Contributions shall be adjusted for income or loss. The income or loss allocable to such Excess Aggregate Contributions shall be equal to the income or loss allocable to the Participant's Contribution Percentage Amounts for the Plan Year in which the excess occurred multiplied by a fraction. The numerator of the fraction is the Excess Aggregate Contributions. The denominator of the fraction is the closing balance without regard to any income or loss occurring during such Plan Year (as of the end of such Plan
                  Year) of the Participant's Account resulting from Contribution Percentage Amounts.

                  Excess Aggregate Contributions shall be distributed from the Participant's Account resulting from Participant Contributions that are not required as a condition of employment or participation or for obtaining additional benefits from Employer Contributions. If such Excess Aggregate Contributions exceed the balance in the Participant's Account resulting from such Participant Contributions, the balance shall be forfeited, if not vested, or distributed, if vested, on a pro-rata basis from the Participant's Account resulting from Contribution Percentage Amounts. These Forfeitures shall be used to offset the earliest Employer Contribution due after the Forfeiture arises.

                                   ARTICLE IV

                           INVESTMENT OF CONTRIBUTIONS

SECTION 4.01 -- INVESTMENT OF CONTRIBUTIONS.

         All Contributions are forwarded by the Employer to the Trustee to be deposited in the Trust Fund.

         Investment of Contributions is governed by the provisions of the Trust, the Group Contract and any other funding arrangement in which the Trust Fund is or may be invested. To the extent permitted by the Trust, Group Contract or other funding arrangement, the parties named below shall direct the Contributions to any of the accounts available under the Trust or Group Contract and may request the transfer of assets resulting from those Contributions between such accounts. A Participant may not direct the Trustee to invest the Participant's Account in collectibles. Collectibles means any work of art, rug or antique, metal or gem, stamp or coin, alcoholic beverage or other tangible personal property specified by the Secretary of Treasury. To the extent that a Participant does not direct the investment of his Account, such Account shall be invested ratably in the accounts available under the Trust or Group Contract in the same manner as the undirected Accounts of all other Participants. The Vested Accounts of all Inactive Participants may be segregated and invested separately from the Accounts of all other Participants.

         The Trust Fund shall be valued at current fair market value as of the last day of the last calendar month ending in the Plan Year and, at the discretion of the Trustee, may be valued more frequently. The valuation shall take into consideration investment earnings credited, expenses charged, payments made and changes in the value of the assets held in the Trust Fund. The Account of a Participant shall be credited with its share of the gains and losses of the Trust Fund. That part of a Participant's Account invested in a funding arrangement which establishes an account or accounts for such Participant thereunder shall be credited with the gain or loss from such account or accounts. That part of a Participant's Account which is invested in other funding arrangements shall be credited with a proportionate share of the gain or loss of such investments. The share shall be determined by multiplying the gain or loss of the investment by the ratio of the part of the Participant's Account invested in such funding arrangement to the total of the Trust Fund invested in such funding arrangement.

         At least annually, the Named Fiduciary shall review all pertinent Employee information and Plan data in order to establish the funding policy of the Plan and to determine appropriate methods of carrying out the Plan's objectives. The Named Fiduciary shall inform the Trustee and any Investment Manager of the Plan's short-term and long-term financial needs so the investment policy can be coordinated with the Plan's financial requirements. The Trustee shall be directed as to investment of the Trust Fund by the Employer pursuant to the following provisions.

         (a)      Employer Contributions other than Elective Deferral
                  Contributions: Employer Contributions shall be invested in the Qualifying Employer Securities Fund.

         (b) Elective Deferral Contributions: The Participant shall direct the investment of Elective Deferral Contributions and transfer of assets resulting from those Contributions.

         (c) Rollover Contributions: The Participant shall direct the investment of Rollover Contributions and transfer of assets resulting from those Contributions.

         The Trust Fund shall consist of promissory notes evidencing indebtedness for loans obtained pursuant to section 5.06, and such other Investment Funds as the Trustee may, from time to time, establish and maintain, subject to the following:

         (d) The Trustee shall establish and at all times maintain and the Plan Administrator shall identify to Participants, former Participants and Beneficiaries of deceased former Participants a minimum of three Investment Funds, each of which shall, to the extent practicable: (A) consist of a diversified portfolio of assets, (B) have risk and return characteristics that are materially different from at least two of the other Investment Funds, other than the Qualifying Employer Securities Fund; (C) when combined with the investment opportunities offered by the other Investment Funds, enable any person to achieve within his Account a portfolio having aggregate risk and return characteristics at any point within a range normally appropriate for him; and (D) when combined with the investment opportunities offered by the other Investment Funds, provide a reasonable means of minimizing through diversification the overall risk of the portfolio held in any person's Account.

         (e) Each Investment Fund shall permit each Participant, former Participant and Beneficiary of a deceased former Participant to give investment instructions with respect thereto with a frequency that is appropriate in light of the market volatility to which the Investment Fund may reasonably be expected to be subject, and at least three of the Investment Funds shall permit each Participant, former Participant and Beneficiary to give investment instructions no less frequently than once within any three-month period.

         (f) At least one of the Investment Funds shall be an income-producing, low-risk, liquid fund into which funds may be transferred on any date on which funds may be transferred out of any other Investment Fund.

The Investment Funds may include or consist of, without limitation: units of interest in an investment company registered under the Investment Company Act of 1940, as amended; participation interests in a commingled, collective or common trust fund, provided that participation in such trust fund is restricted to trusts which are exempt from federal income taxation under Code Section 501(a); participation interests in a pooled separate account maintained by an insurance company authorized to do business in more than one state; or a portfolio of investments selected by the Trustee or by a professional investment manager selected by the Employer; PROVIDED, HOWEVER, that in no event shall the Plan Administrator establish any Investment Fund, other than the Qualifying Employer Securities Fund, which would require the Employer, the Plan or the Plan

Administrator to file a registration statement with the United States Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.

SECTION 4.01A -- INVESTMENT DIRECTIONS, CHANGES AND TRANSFERS.

         (a) Upon first becoming a Participant, such Participant shall direct, in the form and manner prescribed by the Plan Administrator, that any of his Elective Deferral Contributions, Employer Contributions (other than Matching Contributions) and Rollover Contributions be invested, in such proportions as he may designate, for him in any one or more of the Investment Funds. To the extent that a Participant shall fail to make an investment direction, or shall make an investment direction that is ineffective, his Elective Deferral Contributions, Employer Contributions (other than Matching Contributions) and Rollover Contributions shall be invested in an Investment Fund consisting primarily of interest-bearing obligations with a term to maturity of less than one year. The investment election made by a Participant with respect to his Elective Deferral Contributions shall also apply to his Employer Contributions (other than Matching Contributions). A Participant's Matching Contributions shall be allocated in the Qualifying Employer Securities Fund.

         (b) The Plan Administrator shall provide, cause to be provided, or establish and communicate to Participants a procedure by which they may request, written confirmation of the execution of investment directions given under section 4.01A(a) and (b).

         (c) Subject to the limitations described in this section 4.01, a Participant may, by notice given in such form and manner as the Plan Administrator may prescribe, change his investment directions. In such event, the new investment direction shall become effective, as soon as reasonably practicable after such notice is given. Such election shall apply to all of his his Elective Deferral Contributions, Employer Contributions (other than Matching Contributions) and Rollover Contributions invested on or after the date on which such election becomes effective. The Plan Administrator shall provide, cause to be provided, or establish and communicate to Participants a procedure by which they may request, written confirmation of the execution of changes of investment directions given under this section 4.01A(c).

         (d) Subject to the limitations of described in this section 4.01, by giving notice in such form and manner as the Plan Administrator may prescribe, a Participant or former Participant, or the Beneficiary of a deceased former Participant, may direct that all or part of his Account in any one or more of the Investment Funds be redeemed and the proceeds invested for him in any one or more of the other Investment Funds as of any date permitted under the terms of such Investment Funds. Such transfer shall be effected, as soon as reasonably practicable after such notice is given. The Plan Administrator shall provide, cause to be provided, or establish and communicate to Participants, former Participants and Beneficiaries a procedure by which they may request, written confirmation of the execution of instructions for transfers among Investment Funds given under this section 4.01A(d).

         (e) With respect to each Investment Fund, the Plan Administrator shall furnish or cause to be furnished to each Participant, former Participant and Beneficiary of a deceased former Participant, upon request, sufficient information to make informed decisions with regard to the Investment Funds and the incidents of ownership with respect to the Investment Funds, including, without limitation:

                           (1) an explanation that the Plan is intended to
                  constitute a participant-directed individual account plan described in section 404(c) of ERISA, and that the fiduciaries of the Plan may be relieved of liability for any losses which are the direct and necessary result of investment directions given by a Participant, former Participant or Beneficiary;

                           (2) a description of the Investment Funds, a general
                  description of the investment objectives and risk and return characteristics of each and information relating to the type and diversification of assets comprising the portfolio of each;

                           (3) identification of any designated investment
                  managers;

                           (4) an explanation of the circumstances under which
                  investment instructions may be given with respect to each Investment Fund and an explanation of any specified limitations on such instructions under the Plan, including any restrictions on transfers to or from an Investment Fund and any restrictions on the exercise of voting, tender and similar rights appurtenant to an investment in each Investment Fund;

                           (5) a description of any transaction fees and
                  expenses which affect a Participant's, former Participant's or Beneficiary's Account in connection with purchases or sales of interests in each Investment Fund;

                           (6) the name, address and telephone number of the
                  person designated by the Plan Administrator to be responsible, upon request made, for providing the information described in section 4.01A(f) and a description of such information;

                           (7) in the case of an Investment Fund that is
                  registered under the Securities Act of 1933, as amended, a copy of the most recent prospectus relating thereto, such prospectus to be provided to a Participant, former Participant or Beneficiary either immediately before or immediately after such person's first investment in such Investment Fund; and

                           (8) subsequent to an investment in an Investment
                  Fund, any materials provided to the Plan relating to the exercise of voting, tender or similar rights which are incidental to the holding of an interest in such Investment Fund, to the extent that the exercise of such rights is passed through to Participants, former Participants and Beneficiaries with an interest in the Investment Fund.

         (f)      In addition to the information furnished in accordance with section 4.01A(e), the Plan Administrator shall furnish, or cause to be furnished, either automatically or upon request by a Participant, former Participant or Beneficiary of a deceased former Participant the following information:

                           (1) a description of the annual operating expenses of
                  each Investment Fund which reduce the rate of return to Participants, former Participants or Beneficiaries, and the aggregate amount of such expenses for a specified period of time expressed as a percentage of the average net assets of such Investment Period over the same period;

                           (2) copies of any prospectuses, financial statements
                  and reports, and of any other materials relating to any Investment Fund, provided to the Plan;

                           (3) a list of the assets comprising the portfolio of
                  each Investment Fund which constitute plan assets within the meaning of 29 C.F.R. ss.2510.3- 101, the value of each such assets (or the portion of the Investment Fund which it comprises) and, with respect to each such asset which is a fixed rate investment contract issued by a bank, savings and loan association or insurance company, the name of the issuer of the contract, the term of the contract and the rate of return on the contract;

                           (4) information concerning the value of the shares or
                  units of each Investment Fund, as well as the past and current investment performance of each Investment Fund, determined on a reasonable and consistent basis; and

                           (5) information concerning the value of shares or
                  units in each Investment Fund held in the Account of the Participant, former Participant or Beneficiary;

all on the basis of the most current information available to the Plan Administrator or its designee.

         (g) The Plan Administrator shall also furnish or cause to be furnished, upon request or otherwise to any Participant, former Participant or Beneficiary such other information and take or cause to be taken such other actions as shall be necessary or appropriate to permit the Plan to qualify as a participant-directed individual account plan within the meaning of section 404(c) of ERISA.

SECTION 4.01B -- INVESTMENT IN QUALIFYING EMPLOYER SECURITIES.

         All of some portion of the Participant's Account may be invested in Qualifying Employer Securities in the Qualifying Employer Securities Fund. Matching Contributions shall be invested in the Qualifying Employer Securities Fund if the Participant has investment control, once an investment in the Qualifying Employer Securities Fund is made available to Participants, it shall continue to be available unless the Employer determines that it is no longer available. In the absence of an election to invest in Qualifying Employer Securities, Participants shall be deemed to have elected to have their Accounts invested wholly in other investment options of the Investment Fund. Once an election is made, it shall be considered to continue until a new election is made and becomes effective.

         For purposes of determining the annual valuation of the Plan, and for reporting to Participants and regulatory authorities, the assets of the Plan shall be valued at least annually on the Valuation Date which corresponds to the last day of the Plan Year. The fair market value of Qualifying Employer Securities shall be determined on such Valuation Date. The prices of Qualifying Employer Securities as of the date of the transaction shall apply for purposes of valuing distributions and other transactions of the Plan to the extent such value is representative of the fair market value of such securities in the opinion of the Plan Administrator. The value of a Participant's Account held in the Qualifying Employer Securities Fund may be expressed in units.

         If the Qualifying Employer Securities are not publicly traded, or if an extremely thin market exists for such securities so that reasonable valuation may not be obtained from the market place, then such securities must be valued at least annually by an independent appraiser who is not associated with the Employer, the Plan Administrator, the Trustee, or any person related to any fiduciary under the Plan. The independent appraiser may be associated with a person who is merely a contract administrator with respect to the Plan, but who exercises no discretionary authority and is not a plan fiduciary.

         If there is a public market for Qualifying Employer Securities of the type held by the Plan, then the Plan Administrator may use as the value of the securities the price at which such securities trade in such market. If the Qualifying Employer Securities do not trade on the relevant date, or if the market is very thin on such date, then the Plan Administrator may use for the valuation the next preceding trading day on which the trading prices are representative of the fair market value of such securities in the opinion of the Plan Administrator.

         Cash dividends payable on the Qualifying Employer Securities shall be reinvested in additional shares of such securities. In the event of any cash or stock dividend or any stock split, such dividend or split shall be credited to the Accounts based on the number of shares of Qualifying Employer Securities credited to each Account as of the record date of such dividend or split.

         All purchases of Qualifying Employer Securities shall be made at a price, or prices, which, in the judgement of the Plan Administrator, do not exceed the fair market value of such securities.

         The Plan Administrator may direct the Trustee to sell, resell, or otherwise dispose of Qualifying Employer Securities to any person, including the Employer, provided that any such sales to any disqualified person or party-in-interest, including the Employer, will be made at not less than the fair market value and no commission will be charged. Any such sale shall be made in conformance with ERISA Section 408(e).

                                    ARTICLE V

                                    BENEFITS

SECTION 5.01 -- RETIREMENT BENEFITS.

         On a Participant's Retirement Date, his Vested Account shall be distributed to him according to the distribution of benefits provisions of
Article VI and the provisions of the SMALL AMOUNTS SECTION of Article IX.

SECTION 5.02 -- DEATH BENEFITS.

         On a Participant's death, his Vested Account shall be distributed according to the distribution of benefits provisions of Article VI and the provisions of the SMALL AMOUNTS SECTION of Article IX.

SECTION 5.03 -- VESTED BENEFITS.

         A Participant may receive a distribution of his Vested Account at any time after he ceases to be an Employee, provided he has not again become an Employee. If such amount is not payable under the provisions of the SMALL AMOUNTS SECTION of Article IX, it will be distributed only if the Participant so elects.

         If a Participant does not receive an earlier distribution according to the provisions of this section or the SMALL AMOUNTS SECTION of Article IX, upon his Retirement Date or death, his Vested Account shall be applied according to the provisions of the RETIREMENT BENEFITS SECTION or the DEATH BENEFITS SECTION of Article V.

         The Nonvested Account of a Participant who has ceased to be an Employee shall remain a part of his Account until it becomes a Forfeiture; provided, however, if the Participant again becomes an Employee so that his Vesting Percentage can increase, the Nonvested Account may become a part of his Vested Account.

SECTION 5.04 -- WHEN BENEFITS START.

         Benefits under the Plan begin when a Participant retires, dies or ceases to be an Employee, whichever applies, as provided in the preceding sections of this article. Benefits which begin before Normal Retirement Date for a Participant who became Totally and Permanently Disabled when he was an Employee shall be deemed to begin because he is Totally and Permanently Disabled. The start of benefits is subject to the qualified election procedures of Article VI.

         Unless otherwise elected, benefits shall begin before the sixtieth day following the close of the Plan Year in which the latest date below occurs:

         (a) The date the Participant attains age 65 (Normal Retirement Age, if earlier).

         (b)      The tenth anniversary of the Participant's Entry Date.

         (c)      The date the Participant ceases to be an Employee.

         Notwithstanding the foregoing, the failure of a Participant and spouse to consent to a distribution while a benefit is immediately distributable, within the meaning of the ELECTION PROCEDURES SECTION of Article VI, shall be deemed to be an election to defer commencement of payment of any benefit sufficient to satisfy this section.

         The Participant may elect to have his benefits begin after the latest date for beginning benefits described above, subject to the provisions of this section. The Participant shall make the election in writing and deliver the signed statement of election to the Plan Administrator before Normal Retirement Date or the date he ceases to be an Employee, if later. The election must describe the form of distribution and the date the benefits will begin. The Participant shall not elect a date for beginning benefits or a form of distribution that would result in a benefit payable when he dies which would be more than incidental within the meaning of governmental regulations.

         Benefits shall begin by the Participant's required beginning date, as defined in the FORM OF DISTRIBUTION SECTION of Article VI.

         Contributions which are used to compute the Actual Deferral Percentage, as defined in the EXCESS AMOUNTS SECTION of Article III, may be distributed upon disposition by the Employer of substantially all of the assets (within the meaning of Code Section 409(d)(2)) used by the Employer in a trade or business or disposition by the Employer of the Employer's interest in a subsidiary (within the meaning of Code Section 409(d)(3)) if the transferee corporation is not a Controlled Group member, the Employee continues employment with the transferee corporation and the transferor corporation continues to maintain the Plan. Such distributions made after March 31, 1988, must be made in a single sum.

SECTION 5.05 -- WITHDRAWAL PRIVILEGES.

         A fully vested Participant who has attained age 59 1/2 may withdraw all or any portion of his Vested Account which results from the following Contributions if the amounts to be withdrawn have been allocated to the Participant for two (2) or more years or the Participant has been a Participant for at least five (5) years:

         Elective Deferral Contributions
         Matching Contributions
         Qualified Nonelective
         Contributions Rollover Contributions

         A Participant may make such a withdrawal at any time.

         A Participant may withdraw all or any portion of his Vested Account which results from the following Contributions

         Elective Deferral Contributions
         Matching Contributions
         Rollover Contributions

in the event of hardship due to an immediate and heavy financial need. Withdrawals from the Participant's Account resulting from Elective Deferral Contributions shall be limited to the amount of the Participant's Elective Deferral Contributions plus income allocable thereto credited to his Account as of December 31, 1988. Immediate and heavy financial need shall be limited to:
(i) expenses incurred or necessary for medical care, described in Code Section 213(d), of the Participant, the Participant's spouse, or any dependents of the Participant (as defined in Code Section 152); (ii) purchase (excluding mortgage payments) of a principal residence for the Participant; (iii) payment of tuition and related educational fees for the next 12 months of post-secondary education for the Participant, his spouse, children or dependents; (iv) the need to prevent the eviction of the Participant from his principal residence or foreclosure on the mortgage of the Participant's principal residence; or (v) any other distribution which is deemed by the Commissioner of Internal Revenue to be made on account of immediate and heavy financial need as provided in Treasury regulations. The Participant's request for a withdrawal shall include his written statement that an immediate and heavy financial need exists and explain its nature.

         No withdrawal shall be allowed which is not necessary to satisfy such immediate and heavy financial need. Such withdrawal shall be deemed necessary only if all of the following requirements are met: (i) the distribution is not in excess of the amount of the immediate and heavy financial need of the Participant (including amounts necessary to pay any Federal, state or local income taxes or penalties reasonably anticipated to result from the distribution); (ii) the Participant has obtained all distributions, other than hardship distributions, and all nontaxable loans currently available under all plans maintained by the Employer; (iii) the Plan, and all other plans maintained by the Employer, provide that the Participant's elective contributions and employee contributions will be suspended for at least 12 months after receipt of the hardship distribution; and (iv) the Plan, and all other plans maintained by the Employer, provide that the Participant may not make elective contributions for the Participant's taxable year immediately following the taxable year of the hardship distribution in excess of the applicable limit under Code Section 402(g) for such next taxable year less the amount of such Participant's elective contributions for the taxable year of the hardship distribution. The Plan will suspend elective contributions and employee contributions for 12 months and limit elective deferrals as provided in the preceding sentence. A Participant shall not cease to be an Eligible Participant, as defined in the EXCESS AMOUNTS SECTION of Article III, merely because his elective contributions or employee contributions are suspended.

         A request for withdrawal shall be in writing on a form furnished for that purpose and delivered to the Plan Administrator before the withdrawal is to occur.

         A forfeiture shall not occur solely as a result of a withdrawal.

SECTION 5.06 -- LOANS TO PARTICIPANTS.

         Loans shall be made available to all Participants on a reasonably equivalent basis. For purposes of this section, Participant means any Participant or Beneficiary who is a party-in-interest, within the meaning of Section 3(14) of the Employee Retirement Income Security Act of 1974. Loans shall not be made to highly compensated employees, as defined in Code Section 414(q), in an amount greater than the amount made available to other Participants.

         No loans will be made to any shareholder-employee or owner-employee. For purposes of this requirement, a shareholder-employee means an employee or officer of an electing small business (Subchapter S) corporation who owns (or is considered as owning within the meaning of Code Section 318(a)(1)), on any day during the taxable year of such corporation, more than 5% of the outstanding stock of the corporation.

         A loan to a Participant shall be a Participant-directed investment of his Account. The portion of a Participant's Account held in the Qualifying Employer Securities Fund may be redeemed for purposes of a loan only after the amount held in other investment options has been depleted. No Account other than the borrowing Participant's Account shall share in the interest paid on the loan or bear any expense or loss incurred because of the loan.

         The number of outstanding loans shall be limited to three. No more than three loans will be approved for any Participant in any 12-month period. The minimum amount of any loan shall be $500.

         Loans must be adequately secured and bear a reasonable rate of interest.

         The amount of the loan shall not exceed the maximum amount that may be treated as a loan under Code Section 72(p) (rather than a distribution) to the Participant and shall be equal to the lesser of (a) or (b) below:

         (a) $50,000 reduced by the highest outstanding loan balance of loans during the one-year period ending on the day before the new loan is made.

         (b)      The greater of (1) or (2), reduced by (3) below:

                  (1)      One-half of the Participant's Vested Account.

                  (2)      $10,000.

                  (3) Any outstanding loan balance on the date the new loan is made.

For purposes of this maximum, a Participant's Vested Account does not include any accumulated deductible employee contributions, as defined in Code Section 72(o)(5)(B), and all qualified employer plans, as defined in Code Section 72(p)(4), of the Employer and any Controlled Group member shall be treated as one plan.

         The foregoing notwithstanding, the amount of such loan shall not exceed 50% of the amount of the Participant's Vested Account reduced by any outstanding loan balance on the date the new loan is made. For purposes of this maximum, a Participant's Vested Account does not include any accumulated deductible employee contributions, as defined in Code Section 72(o)(5)(B). No collateral other than a portion of the Participant's Vested Account (as limited above) shall be accepted. The Loan Administrator shall determine if the collateral is adequate for the amount of the loan requested.

         Notwithstanding any other provision of this Plan, the portion of the Participant's Vested Account used as a security interest held by the Plan by reason of a loan outstanding to the Participant shall be taken into account for purposes of determining the amount of the Vested Account payable at the time of death or distribution, but only if the reduction is used as repayment of the loan.

         Each loan shall bear a reasonable fixed rate of interest to be determined by the Loan Administrator. In determining the interest rate, the Loan Administrator shall take into consideration fixed interest rates currently being charged by commercial lenders for loans of comparable risk on similar terms and for similar durations, so that the interest will provide for a return commensurate with rates currently charged by commercial lenders for loans made under similar circumstances. The Loan Administrator shall not discriminate among Participants in the matter of interest rates; but loans granted at different times may bear different interest rates in accordance with the current appropriate standards.

         The loan shall by its terms require that repayment (principal and interest) be amortized in level payments, not less frequently than quarterly, over a period not extending beyond five years from the date of the loan. A loan is not subject to this five-year repayment requirement if it is used to buy any dwelling unit, which within a reasonable time, is to be used as the principal residence of the Participant. The "reasonable time" will be determined at the time the loan is made. If the loan is used to purchase a primary residence, the repayment period will not extend beyond fifteen (15) years from the date of the loan. The period of repayment for any loan shall be arrived at by mutual agreement between the Loan Administrator and the Participant.

         The Participant shall make a written application for a loan from the Plan on forms provided by the Loan Administrator. The application must specify the amount and duration requested. No loan will be approved unless the Participant is creditworthy. The Participant must grant authority to the Loan Administrator to investigate the Participant's creditworthiness so that the loan application may be properly considered.

         Information contained in the application for the loan concerning the income, liabilities, and assets of the Participant will be evaluated to determine whether there is a reasonable expectation that the Participant will be able to satisfy payments on the loan as due. Additionally, the Loan Administrator will pursue any appropriate further investigations concerning the creditworthiness and/or credit history of the Participant to determine whether a loan should be approved.

         Each loan shall be fully documented in the form of a promissory note signed by the Participant for the face amount of the loan, together with interest determined as specified above.

         There will be an assignment of collateral to the Plan executed at the time the loan is made.

         In those cases where repayment through payroll deduction by the Employer is available, installments are so payable, and a payroll deduction agreement will be executed by the Participant at the time of making the loan.

         Where payroll deduction is not available, payments are to be timely made.

         Any payment that is not by payroll deduction shall be made payable to the Employer or Trustee, as specified in the promissory note, and delivered to the Loan Administrator, including prepayments, service fees and penalties, if any, and other amounts due under the note.

         The promissory note may provide for reasonable late payment penalties and/or service fees. Any penalties or service fees shall be applied to all Participants in a nondiscriminatory manner. If the promissory note so provides, such amounts may be assessed and collected from the Account of the Participant as part of the loan balance.

         Each loan may be paid prior to maturity, in part or in full, without penalty or service fee, except as may be set out in the promissory note.

         If any amount remains unpaid for more than 31 days after due, a default is deemed to occur.

         Upon default, the Plan has the right to pursue any remedy available by law to satisfy the amount due, along with accrued interest, including the right to enforce its claim against the security pledged and execute upon the collateral as allowed by law.

         If any payment of principal or interest or any other amount due under the promissory note, or any portion thereof, is not made for a period of 90 days after due, the entire principal balance whether or not otherwise then due, shall become immediately due and payable without demand or notice, and subject to collection or satisfaction by any lawful means, including specifically but not limited to the right to enforce the claim against the security pledged and to execute upon the collateral as allowed by law.

         In the event of default, foreclosure on the note and attachment of security or use of amounts pledged to satisfy the amount then due, will not occur until a distributable event occurs in accordance with the Plan, and will not occur to an extent greater than the amount then available upon any distributable event which has occurred under the Plan.

         All reasonable costs and expenses, including but not limited to attorney's fees, incurred by the Plan in connection with any default or in any proceeding to enforce any provision of a promissory note or instrument by which a promissory note for a Participant loan is secured, shall be assessed and collected from the Account of the Participant as part of the loan balance.

         If payroll deduction is being utilized, in the event that a Participant's available payroll deduction amounts in any given month are insufficient to satisfy the total amount due, there will be an increase in the amount taken subsequently, sufficient to make up the amount that is then due. If the subsequent deduction is also insufficient to satisfy the amount due within 31 days, a default is deemed to occur as above. If any amount remains past due more than 90 days, the entire principal amount, whether or not otherwise then due, along with interest then accrued and any other amount then due under the promissory note, shall become due and payable, as above.

         If the Participant ceases to be a party-in-interest (as defined in this section), the balance of the outstanding loan becomes due and payable, and the Participant's Vested Account will be used as available for distribution(s) to pay the outstanding loan. The Participant's Vested Account will not be used to pay any amount due under the outstanding loan before the date which is 31 days after the date he ceased to be an Employee, and the Participant may elect to repay the outstanding loan with interest on the day of repayment. If no distributable event has occurred under the Plan at the time that the Participant's Vested Account would otherwise be used under this provision to pay any amount due under the outstanding loan, this will not occur until the time, or in excess of the extent to which, a distributable event occurs under the Plan.

SECTION 5.07 -- DISTRIBUTIONS UNDER QUALIFIED DOMESTIC RELATIONS
ORDERS.

         The Plan specifically permits distributions to an Alternate Payee under a qualified domestic relations order as defined in Code Section 414(p), at any time, irrespective of whether the Participant has attained his earliest retirement age as defined in Code Section 414(p), under the Plan. A distribution to an Alternate Payee before the Participant's attainment of earliest retirement age, as defined in Code Section 414(p), is available only if:

         (a) the order specifies distributions at that time or permits an agreement between the Plan and the Alternate Payee to authorize an earlier distribution; and

         (b) if the present value of the Alternate Payee's benefits under the Plan exceeds $5,000 and the order requires, the Alternate Payee consents to any distribution occurring before the Participant's attainment of earliest retirement age, as defined in Code Section 414(p).

Nothing in this section shall permit a Participant a right to receive a distribution at a time otherwise not permitted under the Plan nor shall it permit the Alternate Payee to receive a form of payment not permitted under the Plan.

         The Plan Administrator shall establish reasonable procedures to determine the qualified status of a domestic relations order. Upon receiving a domestic relations order, the Plan Administrator promptly shall notify the Participant and an Alternate Payee named in the order, in writing, of the receipt of the order and the Plan's procedures for determining the qualified status of the order. Within a reasonable period of time after receiving the domestic relations order, the Plan Administrator shall determine the qualified status of the order and shall notify the Participant and each Alternate Payee, in writing, of its determination. The Plan Administrator shall provide notice under this paragraph by mailing to the individual's address specified in the domestic relations order, or in a manner consistent with Department of Labor regulations. The Plan Administrator may treat as qualified any domestic relations order entered before January 1, 1985, irrespective of whether it satisfies all the requirements described in Code Section 414(p).

         If any portion of the Participant's Vested Account is payable during the period the Plan Administrator is making its determination of the qualified status of the domestic relations order, a separate accounting shall be made of the amount payable. If the Plan Administrator determines the order is a qualified domestic relations order within 18 months of the date amounts are first payable following receipt of the order, the payable amount shall be distributed in accordance with the order. If the Plan Administrator does not make its determination of the qualified status of the order within the 18 month determination period, the payable amounts shall be distributed in the manner the Plan would distribute if the order did not exist and the order shall apply prospectively if the Plan Administrator later determines the order is a qualified domestic relations order.

         The Plan shall make payments or distributions required under this section by separate benefit checks or other separate distribution to the Alternate Payee(s).

                                   ARTICLE VI

                            DISTRIBUTION OF BENEFITS

SECTION 6.01 -- FORM OF DISTRIBUTION.

         The form of benefit payable to or on behalf of a Participant is a single sum payment. That portion of a Participant's Account which is held in the Qualifying Employer Securities Fund may be distributed in kind. The entire interest of a Participant must be distributed no later than the Participant's required beginning date. The Participant's required beginning date is the first day of April of the calendar year following the calendar year in which the Participant attains age 70 1/2, unless otherwise provided in (a), (b) or (c) below:

         (a) The required beginning date for a Participant who attains age 70 1/2 before January 1, 1988, and who is not a 5-percent owner is the first day of April of the calendar year following the calendar year in which the later of retirement or attainment of age 70 1/2 occurs.

         (b) The required beginning date for a Participant who attains age 70 1/2 before January 1, 1988, and who is a 5-percent owner is the first day of April of the calendar year following the later of

                  (1) the calendar year in which the Participant attains age 70 1/2, or

                  (2) the earlier of the calendar year with or within which ends the Plan Year in which the Participant becomes a 5-percent owner, or the calendar year in which the Participant retires.

         (c) The required beginning date of a Participant who is not a 5-percent owner and who attains age 70 1/2 during 1988 and who has not retired as of January 1, 1989, is April 1, 1990.

A Participant is treated as a 5-percent owner for purposes of this section if such Participant is a 5-percent owner as defined in Code Section 416(i) (determined in accordance with Code Section 416 but without regard to whether the Plan is top-heavy) at any time during the Plan Year ending with or within the calendar year in which such owner attains age 66 1/2 or any subsequent Plan Year.

SECTION 6.02 -- ELECTION PROCEDURES.

         The Participant shall make any election under this section in writing. The Plan Administrator may require such individual to complete and sign any necessary documents as to the provisions to be made. Any election permitted under (a) below shall be subject to the qualified election provisions of (b) below.

         (a)      Death Benefits. A Participant may elect his Beneficiary.

         (b) Election. The Participant may make an election at any time during the election period. The Participant may revoke the election made (or make a new election) at any time and any number of times during the election period. An election is effective only if it meets the consent requirements below.

                  A Participant may make an election as to death benefits at any time before he dies.

                  If the Participant's Vested Account has at any time exceeded $5,000, any benefit which is immediately distributable requires the consent of the Participant. The consent of the Participant to a benefit which is immediately distributable must not be made before the date the Participant is provided with the notice of the ability to defer the distribution. Such consent shall be made in writing. The consent shall not be made more than 90 days before the Annuity Starting Date. The consent of the Participant shall not be required to the extent that a distribution is required to satisfy Code Section 401
                  (a) (9) or Code Section 415.

                  In addition, upon termination of this Plan, the Participant's Account balance may, without the Participant's consent, be distributed to the Participant or transferred to another defined contribution plan (other than an employee stock ownership plan as defined in Code Section 4975(e)(7)) within the same Controlled Group. A benefit is immediately distributable if any part of the benefit could be distributed to the Participant before the Participant attains the older of Normal Retirement Age or age 62.

                  Spousal consent is needed to name a Beneficiary other than the spouse. If the Participant names a Beneficiary other than his spouse, the spouse has the right to limit consent only to a specific Beneficiary. The spouse can relinquish such right. Such consent shall be made in writing. The spouse's consent shall be witnessed by a plan representative or notary public. The spouse's consent must acknowledge the effect of the election, including that the spouse had the right to limit consent only to a specific Beneficiary and that the relinquishment of such right was voluntary. Unless the consent of the spouse expressly permits designations by the Participant without a requirement of further consent by the spouse, the spouse's consent must be limited to the Beneficiary, class of Beneficiaries, or contingent Beneficiary named in the election. Spousal consent is not required, however, if the Participant establishes to the satisfaction of the plan representative that the consent of the spouse cannot be obtained because there is no spouse or the spouse cannot be located. A spouse's consent under this paragraph shall not be valid with respect to any other spouse. A Participant may revoke a prior election without the consent of the spouse. Any new election will require a new spousal consent, unless the consent of the spouse expressly permits such election by the Participant without further consent by the spouse. A spouse's consent may be revoked at any time within the Participant's election period.

SECTION 6.03 -- NOTICE REQUIREMENTS.

         The Plan Administrator shall furnish to the Participant a written explanation of the right of the Participant to defer distribution until the benefit is no longer immediately distributable. The Plan Administrator shall furnish the written explanation by a method reasonably calculated to reach the attention of the Participant no less than 30 days and no more than 90 days before the Annuity Starting Date.

                                   ARTICLE VII

                               TERMINATION OF PLAN

         The Employer expects to continue the Plan indefinitely but reserves the right to terminate the Plan in whole or in part at any time upon giving written notice to all parties concerned. Complete discontinuance of Contributions under the Plan constitutes complete termination of Plan.

         The Account of each Participant shall be fully (100%) vested and nonforfeitable as of the effective date of complete termination of Plan. The Account of each Participant who is included in the group of Participants deemed to be affected by the partial termination of the Plan shall be fully (100%) vested and nonforfeitable as of the effective date of the partial Plan termination. The Participant's Account shall continue to participate in the earnings credited, expenses charged and any appreciation or depreciation of the Investment Fund until the Vested Account is distributed. A distribution under this article will be a retirement benefit and shall be distributed to the Participant according to the provisions of Article VI.

         A Participant's Account which does not result from Contributions which are used to compute the Actual Deferral Percentage, as defined in the EXCESS AMOUNTS SECTION of Article III, may be distributed to the Participant after the effective date of the complete or partial Plan termination. A Participant's Account resulting from Contributions which are used to compute such percentage may be distributed upon termination of the Plan without the establishment or maintenance of another defined contribution plan, other than an employee stock ownership plan (as defined in Code Section 4975(e) or Code Section 409) or a simplified employee pension plan (as defined in Code Section 408(k)). Such a distribution made after March 31, 1988, must be in a single sum.

         Upon complete termination of Plan, no more Employees shall become Participants and no more Contributions shall be made.

         The assets of this Plan shall not be paid to the Employer at any time, except that, after the satisfaction of all liabilities under the Plan, any assets remaining may be paid to the Employer. The payment may not be made if it would contravene any provision of law.



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



                                  ARTICLE VIII

                             ADMINISTRATION OF PLAN

SECTION 8.01 -- ADMINISTRATION.

         Subject to the provisions of this article, the Plan Administrator has complete control of the administration of the Plan. The Plan Administrator has all the powers necessary for it to properly carry out its administrative duties. Not in limitation, but in amplification of the foregoing, the Plan Administrator has the power to construe the Plan, including ambiguous provisions, and to determine all questions that may arise under the Plan, including all questions relating to the eligibility of Employees to participate in the Plan and the amount of benefit to which any Participant or Beneficiary may become entitled. The Plan Administrator's decisions upon all matters within the scope of its authority shall be final.

         Unless otherwise set out in the Plan or Group Contract, the Plan Administrator may delegate recordkeeping and other duties which are necessary for the administration of the Plan to any person or firm which agrees to accept such duties. The Plan Administrator shall be entitled to rely upon all tables, valuations, certificates and reports furnished by the consultant appointed by the Plan Administrator and upon all opinions given by any counsel selected or approved by the Plan Administrator.

         The Plan Administrator shall receive all claims for benefits by Participants, former Participants and Beneficiaries. The Plan Administrator shall determine all facts necessary to establish the right of any Claimant to benefits and the amount of those benefits under the provisions of the Plan. The Plan Administrator may establish rules and procedures to be followed by Claimants in filing claims for benefits, in furnishing and verifying proofs necessary to determine age, and in any other matters required to administer the Plan.

SECTION 8.02 -- RECORDS.

         All acts and determinations of the Plan Administrator shall be duly recorded. All these records, together with other documents necessary for the administration of the Plan, shall be preserved in the Plan Administrator's custody.

         Writing (handwriting, typing, printing), photostating, photographing, microfilming, magnetic impulse, mechanical or electrical recording or other forms of data compilation shall be acceptable means of keeping records.

SECTION 8.03 -- INFORMATION AVAILABLE.

         Any Participant in the Plan or any Beneficiary may examine copies of the Plan description, latest annual report, this Plan, the Group Contract or any other instrument under which the Plan was established or is operated. The Plan Administrator shall maintain all of the items listed in this section in its office, or in such other place or places as it may designate in order to comply with governmental regulations. These items may be examined during reasonable business hours. Upon the written request of a Participant or Beneficiary receiving benefits under the Plan, the Plan Administrator will furnish him with a copy of any of these items. The Plan Administrator may make a reasonable charge to the requesting person for the copy.

SECTION 8.04 -- CLAIM AND APPEAL PROCEDURES.

         A Claimant must submit any required forms and pertinent information when making a claim for benefits under the Plan.

         If a claim for benefits under the Plan is denied, the Plan Administrator shall provide adequate written notice to the Claimant whose claim for benefits under the Plan has been denied. The notice must be furnished within 90 days of the date that the claim is received by the Plan Administrator. The Claimant shall be notified in writing within this initial 90-day period if special circumstances require an extension of time needed to process the claim and the date by which the Plan Administrator's decision is expected to be rendered. The written notice shall be furnished no later than 180 days after the date the claim was received by the Plan Administrator.

         The Plan Administrator's notice to the Claimant shall specify the reason for the denial; specify references to pertinent Plan provisions on which denial is based; describe any additional material and information needed for the Claimant to perfect his claim for benefits; explain why the material and information is needed; inform the Claimant that any appeal he wishes to make must be in writing to the Plan Administrator within 60 days after receipt of the Plan Administrator's notice of denial of benefits and that failure to make the written appeal within such 60-day period shall render the Plan Administrator's determination of such denial final, binding and conclusive.

         If the Claimant appeals to the Employer, the Claimant, or his authorized representative, may submit in writing whatever issues and comments the Claimant, or his representative, feels are pertinent. The Claimant, or his authorized representative may review pertinent Plan documents. The Employer shall reexamine all facts related to the appeal and make a final determination as to whether the denial of benefits is justified under the circumstances. The Employer shall advise the Claimant of its decision within 60 days of his written request for review, unless special circumstances (such as a hearing) would make rendering a decision within the 60-day limit unfeasible. The Claimant must be notified within the 60-day limit if an extension is necessary. The Employer shall render a decision on a claim for benefits no later than 120 days after the request for review is received.

SECTION 8.05 -- UNCLAIMED VESTED ACCOUNT PROCEDURE.

         At the time the Participant's Vested Account is distributable to the Participant, spouse or Beneficiary without his consent according to the provisions of Article VI or Article IX, the Plan Administrator, by certified or registered mail addressed to his last known address and in accordance with the notice requirements of Article VI, will notify him of his entitlement to a benefit. If the Participant, spouse or Beneficiary fails to claim the Vested Account or make his whereabouts known in writing within three years from the date of mailing the notice, the Plan Administrator may treat such unclaimed Vested Account as a forfeiture and apply it according to the forfeiture provisions of Article III. If Article III contains no forfeiture provisions, such amount will be applied to reduce the earliest Employer Contributions due after the forfeiture arises.


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         If a Participant's Vested Account is forfeited according to the provisions of the above paragraph and the Participant, his spouse or his Beneficiary at any time make a claim for benefits, the forfeited Vested Account shall be reinstated, unadjusted for any gains or losses occurring after the date it was forfeited. The reinstated Vested Account shall then be distributed to the Participant, spouse or Beneficiary according to the preceding provisions of the Plan.

SECTION 8.06 -- DELEGATION OF AUTHORITY.

         All or any part of the administrative duties and responsibilities under this article may be delegated by the Plan Administrator to a retirement committee. The duties and responsibilities of the retirement committee shall be set out in a separate written agreement.

SECTION 8.07 -- VOTING AND TENDER OF QUALIFYING EMPLOYER SECURITIES.

         (a) Each person with amounts invested in the Qualifying Employer Securities Fund shall have the right to confidentially direct the exercise of voting rights appurtenant to Qualifying Employer Securities attributable to the portion of such person's account invested in the Qualifying Employer Securities Fund; PROVIDED, HOWEVER, that such person had investments in the Qualifying Employer Securities Fund as of the most recent valuation date coincident with or immediately preceding the applicable record date for exercising such voting rights. Such person shall, for this purpose, be deemed a "named fiduciary" within the meaning of section 402(a)(2) of ERISA. Such direction shall be made by completing and filing with the inspector of elections, Trustee, or such other person who shall be independent of the issuer of Qualifying Employer Securities as the Plan Administrator shall designate, at least 10 days prior to the date of the meeting of holders of Qualifying Employer Securities at which such voting rights will be exercised, a written direction in the form and manner prescribed by the Plan Administrator. The inspector of elections, Trustee or such other person designated by the Plan Administrator shall tabulate the directions given on a strictly confidential basis and shall provide the Plan Administrator with only the final results of such tabulation. The final results of the tabulation shall be followed by the Plan Administrator in directing the Trustee as to the manner in which such voting rights shall be exercised. The Plan Administrator shall furnish, or cause to be furnished, to each person whose account is invested in the Qualifying Employer Securities Fund all annual reports, proxy materials and other information known by the Plan Administrator to have been furnished by the issuer of the Qualifying Employer Securities or by any proxy solicitor to the holders of Qualifying Employer Securities.

         (b) To the extent that any person with amounts invested in the Qualifying Employer Securities Fund fails to give instructions with respect to the exercise of voting rights appurtenant to Qualifying Employer Securities attributable to the portion of such person's account invested in the Qualifying Employer Securities Fund with respect to each matter to be voted upon:

                           (1) the Plan Administrator shall direct the Trustee
                  to: (A) cast a number of affirmative votes equal to the product of (I) the number of


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



                  Qualifying Employer Securities for which no written instructions have been given, multiplied by (II) a fraction, the numerator of which is the number of Qualifying Employer Securities for which affirmative votes will be cast in accordance with written instructions given as provided in section 8.07(a) and the denominator of which is the aggregate number of affirmative and negative votes which will be cast in accordance with written instructions given as aforesaid, and
                  (B) cast a number of negative votes equal to the excess (if any) of (I) the number of Qualifying Employer Securities for which no written instructions have been given over (II) the number of affirmative votes being cast with respect to such Qualifying Employer Securities pursuant to section 8.07(b)(i)(A); or

                           (2) if the Plan Administrator shall determine that it
                  may not, consistent with its fiduciary duties, direct the Trustee to vote the Qualifying Employer Securities for which no written instructions have been given in the manner described in section 8.07(b)(i), it shall direct the Trustee to vote such Qualifying Employer Securities in such manner as the Plan Administrator, in its discretion, may determine to be in the best interests of the persons to whom such Qualifying Employer Securities are attributable.

         (c) To the extent permitted by applicable law, the Trustee shall act in accordance with the directions that it receives from the Plan Administrator for each matter as to which voting rights are to be exercised. If the Plan Administrator does not provide the Trustee with directions, then to the extent permitted by applicable law, the Trustee shall exercise the voting rights appurtenant to Qualifying Employer Securities held in the Qualifying Employer Securities Fund in its discretion. The Trustee shall have no discretion over or responsibility or liability for its actions taken in accordance with the Plan Administrator's directions. The Employer hereby agrees to indemnify the Trustee and hold it harmless from and defend it against any claim asserted against or liability imposed on the Trustee by reason of its having acted on any direction given by the Plan Administrator in accordance with section 8.07(a), (b) or (c) or failing to act in the absence of such direction.

         (d) Each person with amounts invested in the Qualifying Employer Securities Fund shall have the right to confidentially direct the response to a tender offer, or to any other offer, made to the holders of Qualifying Employer Securities generally, to purchase, exchange, redeem or otherwise transfer Qualifying Employer Securities, with respect to the Qualifying Employer Securities attributable to the portion of such person's account invested in the Qualifying Employer Securities Fund; PROVIDED, HOWEVER, that such person had amounts invested in the Qualifying Employer Securities Fund as of the most recent valuation date coincident with or immediately preceding the first day for delivering Qualifying Employer Securities or otherwise responding to such tender or other offer. Such person shall, for such purpose, be deemed a "named fiduciary" within the meaning of section 402(a)(2) of ERISA. Such direction shall be made by completing and filing with the Trustee, or such other person who shall be independent of the issuer of Qualifying Employer Securities as the Plan


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



                  Administrator shall designate, at least 10 days prior to the last day for delivering Qualifying Employer Securities or otherwise responding to such tender or other offer, a written direction in the form and manner prescribed by the Plan Administrator. The Trustee or such other person designated by the Plan Administrator shall tabulate the directions given on a strictly confidential basis and shall provide the Plan Administrator with only the final results of such tabulation. The final results of the tabulation shall be followed by the Plan Administrator in directing the Trustee as to the number of Qualifying Employer Securities to be delivered in response to such tender or other offer. The Plan Administrator shall furnish or cause to be furnished, to each person whose account is invested in whole or in part in the Qualifying Employer Securities Fund, all information concerning such tender or other offer known by the Plan Administrator to have been furnished by the issuer of Qualifying Employer Securities or furnished by or on behalf of the person making such tender or other offer.

         (e) To the extent that any person with amounts invested in the Qualifying Employer Securities Fund fails to give instructions with respect to Qualifying Employer Securities attributable to the portion of his account invested in the Qualifying Employer Securities Fund:

                           (1) the Plan Administrator shall direct the Trustee
                  to: (A) tender or otherwise offer for purchase, exchange or redemption a number of such Qualifying Employer Securities equal to the product of (I) the number of Qualifying Employer Securities for which no written instructions have been given, multiplied by (II) a fraction, the numerator of which is the number of Qualifying Employer Securities tendered or otherwise offered for purchase, exchange or redemption in accordance with written instructions given as provided in section 8.07(d) and the denominator of which is the aggregate number of Qualifying Employer Securities for which written instructions have been given as aforesaid, and (B) withhold a number of Qualifying Employer Securities equal to the excess (if any) of
                  (I) the number of Qualifying Employer Securities for which no written instructions have been given over (II) the number of Qualifying Employer Securities being tendered or otherwise offered pursuant to section 8.07(e)(i)(A); or

                           (2) if the Plan Administrator shall determine that it
                  may not, consistent with its fiduciary duties, direct the Trustee to tender or otherwise offer for purchase, exchange or redemption Qualifying Employer Securities for which no written instructions have been given in the manner described in section 8.07(e)(i), it shall tender, or otherwise offer, or withhold such Qualifying Employer Securities in such manner as it, in its discretion, may determine to be in the best interests of the persons to whom such Qualifying Employer Securities are attributable.

         (f) If the Plan Administrator does not provide the Trustee with directions with respect to a tender offer or other offer described in section 8.07(d), then to the extent


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



                  permitted by applicable law, the Trustee shall take any action in response to such an offer in its discretion. The Trustee shall have no discretion over or responsibility or liability for its actions taken in accordance with the Plan Administrator's directions. The Employer hereby agrees to indemnify the Trustee and hold it harmless from and defend it against any claim asserted against or liability imposed on the Trustee by reason of its having acted on any direction given by the Plan Administrator in accordance with section 8.07(d),
                  (e) or (f) or failing to act in the absence of any such direction.

         (g) Each person with amounts invested in the Qualifying Employer Securities Fund shall have the right to confidentially direct the manner in which all dissent and appraisal rights appurtenant to Qualifying Employer Securities attributable to the portion of such person's account invested in the Qualifying Employer Securities Fund will be exercised; PROVIDED, HOWEVER, that such person had amounts invested in the Qualifying Employer Securities Fund as of the most recent valuation date coincident with or immediately preceding the applicable date for exercising such dissent or appraisal rights. Such individual shall, for such purpose, be deemed a "named fiduciary" within the meaning of section 402(a)(2) of ERISA. Such a direction shall be given by completing and filing with the Trustee or such other person designated by the Plan Administrator who shall be independent of the issuer of Qualifying Employer Securities at least 10 days prior to the latest date for exercising such dissent and appraisal rights a written direction in the form and manner prescribed by the Plan Administrator. The Trustee or other person designated by the Plan Administrator shall tabulate the directions given on a strictly confidently basis and shall provide the Plan Administrator with only the final results of such tabulation. The final results of the tabulation shall be followed by the Plan Administrator in directing the Trustee as to the manner in which such dissent and appraisal rights shall be exercised. The Plan Administrator shall furnish, or cause to be furnished, to each person whose account is invested in the Qualifying Employer Securities Fund all information known by the Plan Administrator to have been furnished by the issuer of the Qualifying Employer Securities, or by or on behalf of any person, to the holders of Qualifying Employer Securities in connection with such dissent and appraisal rights.

         (h) To the extent that any person with amounts invested in the Qualifying Employer Securities Fund shall fails to give instructions with respect to dissent and appraisal rights appurtenant to Qualifying Employer Securities attributable to his interest, the Plan Administrator shall direct the Trustee to exercise dissent and appraisal rights as to those Qualifying Employer Securities in such manner as the Plan Administrator shall determine to be in the best interest of the person to whom such Qualifying Employer Securities are attributable.

         (i) If the Plan Administrator does not provide the Trustee with directions with respect to dissent and appraisal rights, then to the extent permitted by applicable law, the Trustee shall take any action in response to such rights in its discretion. The Trustee shall have no discretion over or responsibility or liability for its actions taken in accordance with the Plan Administrator's directions. The Employer hereby agrees to


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



                  indemnify the Trustee and hold it harmless from and defend it against any claim asserted against or liability imposed on the Trustee by reason of its having acted on any direction given by the Plan Administrator in accordance with section 8.07(g),
                  (h) or (i) or failing to act in the absence of any such direction.




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



                                   ARTICLE IX

                               GENERAL PROVISIONS

SECTION 9.01 -- AMENDMENTS.

         The Employer may amend this Plan at any time, including any remedial retroactive changes (within the specified period of time as may be determined by Internal Revenue Service regulations) to comply with the requirements of any law or regulation issued by any governmental agency to which the Employer is subject. An amendment may not diminish or adversely affect any accrued interest or benefit of Participants or their Beneficiaries or eliminate an optional form of distribution with respect to benefits attributable to service before the amendment nor allow reversion or diversion of Plan assets to the Employer at any time, except as may be necessary to comply with the requirements of any law or regulation issued by any governmental agency to which the Employer is subject. No amendment to this Plan shall be effective to the extent that it has the effect of decreasing a Participant's accrued benefit, However, a Participant's Account may be reduced to the extent permitted under Code Section 412(c)(8). For purposes of this paragraph, a Plan amendment which has the effect of decreasing a Participant's Account or eliminating an optional form of benefit, with respect to benefits attributable to service before the amendment shall be treated as reducing an accrued benefit. Furthermore, if the vesting schedule of the Plan is amended, in the case of an Employee who is a Participant as of the later of the date such amendment is adopted or the date it becomes effective, the nonforfeitable percentage (determined as of such date) of such Employee's employer-derived accrued benefit will not be less than his percentage computed under the Plan without regard to such amendment.

         An amendment shall not decrease a Participant's vested interest in the Plan. If an amendment to the Plan, or a deemed amendment in the case of a change in top-heavy status of the Plan as provided in the MODIFICATION OF VESTING REQUIREMENTS SECTION of Article X, changes the computation of the percentage used to determine that portion of a Participant's Account attributable to Employer Contributions which is nonforfeitable (whether directly or indirectly), each Participant or former Participant

         (a) who has completed at least three Years of Service on the date the election period described below ends (five Years of Service if the Participant does not have at least one Hour-of-Service in a Plan Year beginning after December 31,
                  1988) and

         (b) whose nonforfeitable percentage will be determined on any date after the date of the change may elect, during the election period, to have the nonforfeitable percentage of his Account that results from Employer Contributions determined without regard to the amendment. This election may not be revoked. An election does not need to be provided for any Participant or former Participant whose nonforfeitable percentage, determined according to the Plan provisions as changed, cannot at any time be less than the percentage determined without regard to such change. The election period shall begin no later than the date the Plan amendment is adopted, or deemed adopted in the case of a change in the top-heavy status of the Plan, and end no earlier than the


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



sixtieth day after the latest of the date the amendment is adopted (deemed adopted) or becomes effective, or the date the Participant is issued written notice of the amendment (deemed amendment) by the Employer or the Plan Administrator.

SECTION 9.02 -- DIRECT ROLLOVERS.

         This section applies to distributions made on or after January 1, 1993. Notwithstanding any provision of the Plan to the contrary that would otherwise limit a Distributee's election under this section, a Distributee may elect, at the time and in the manner prescribed by the Plan Administrator, to have any portion of an Eligible Rollover Distribution paid directly to an Eligible Retirement Plan, specified by the Distributee, in a Direct Rollover.

SECTION 9.03 -- MERGERS AND DIRECT TRANSFERS.

         The Plan may not be merged or consolidated with, nor have its assets or liabilities transferred to, any other retirement plan, unless each Participant in the plan would (if the plan then terminated) receive a benefit immediately after the merger, consolidation or transfer which is equal to or greater than the benefit the Participant would have been entitled to receive immediately before the merger, consolidation or transfer (if this Plan had then terminated). The Employer may enter into merger agreements or direct transfer of assets agreements with the employers under other retirement plans which are qualifiable under Code Section 401 (a), including an elective transfer, and may accept the direct transfer of plan assets, or may transfer plan assets, as a party to any such agreement. The Employer shall not consent to, or be a party to a merger, consolidation or transfer of assets with a defined benefit plan if such action would result in a defined benefit feature being maintained under this Plan. The Employer shall not consent to, or be a party to a merger, consolidation or transfer of assets with a plan which is subject to the survivor annuity requirements of Code Section 401 (a)(11) if such action would result in a survivor annuity feature being maintained under the Plan.

         The Plan may accept a direct transfer of plan assets on behalf of an Eligible Employee. If the Eligible Employee is not an Active Participant when the transfer is made, the Eligible Employee shall be deemed to be an Active Participant only for the purpose of investment and distribution of the transferred assets. Employer Contributions shall not be made for or allocated to the Eligible Employee, until the time he meets all of the requirements to become an Active Participant.

         The Plan shall hold, administer and distribute the transferred assets as a part of the Plan. The Plan shall maintain a separate account for the benefit of the Employee on whose behalf the Plan accepted the transfer in order to reflect the value of the transferred assets. Unless a transfer of assets to the Plan is an elective transfer, the Plan shall apply the optional forms of benefit protections described in the AMENDMENTS SECTION of Article IX to all transferred assets. A transfer is elective if: (1) the transfer is voluntary, under a fully informed election by the Participant; (2) the Participant has an alternative that retains his Code Section 411 (d) (6) protected benefits (including an option to leave his benefit in the transferor plan, if that plan is not terminating); (3) if the transferor plan is subject to Code Sections 401
(a)(11) and 417, the transfer satisfies the applicable spousal consent requirements of the Code; (4) the notice requirements under Code Section 417, requiring a written explanation with respect to an election not to receive benefits in the form of a qualified joint and survivor annuity, are met with respect to the Participant and spousal transfer election; (5) the Participant has a right to immediate distribution from the transferor plan under provisions in the plan not inconsistent with Code Section 401(a); (6) the transferred benefit is equal to the Participant's entire nonforfeitable accrued benefit under the transferor plan, calculated to be at least the greater of the single sum distribution provided by the transferor plan (if any) or the present value of the Participant's accrued benefit under the transferor plan payable at the plan's normal retirement age and calculated using an interest rate subject to the restrictions of Code Section 417(e) and subject to the overall limitations of Code Section 415; (7) the Participant has a 100% nonforfeitable interest in the transferred benefit; and (8) the transfer otherwise satisfies applicable Treasury regulations.

SECTION 9.04 -- PROVISIONS RELATING TO THE INSURER AND OTHER PARTIES.

         The obligations of an Insurer shall be governed solely by the provisions of the Group Contract. The Insurer shall not be required to perform any act not provided in or contrary to the provisions of the Group Contract. See the CONSTRUCTION SECTION of this article.

         Any issuer or distributor of investment contracts or securities is governed solely by the terms of its policies, written investment contract, prospectuses, security instruments, and any other written agreements entered into with the Trustee.

         Such Insurer, issuer or distributor is not a party to the Plan, nor bound in any way by the Plan provisions. Such parties shall not be required to look to the terms of this Plan, nor to determine whether the Employer, the Plan Administrator, the Trustee, or the Named Fiduciary have the authority to act in any particular manner or to make any contract or agreement.

         Until notice of any amendment or termination of this Plan or a change in Trustee has been received by the Insurer at its home office or an issuer or distributor at their principal address, they are and shall be fully protected in assuming that the Plan has not been amended or terminated and in dealing with any party acting as Trustee according to the latest information which they have received at their home office or principal address.

SECTION 9.05 -- EMPLOYMENT STATUS.

         Nothing contained in this Plan gives an Employee the right to be retained in the Employer's employ or to interfere with the Employer's right to discharge any Employee.

SECTION 9.06 -- RIGHTS TO PLAN ASSETS.

         No Employee shall have any right to or interest in any assets of the Plan upon termination of his employment or otherwise except as specifically provided under this Plan, and then only to the extent of the benefits payable to such Employee in accordance with Plan provisions.

         Any final payment or distribution to a Participant or his legal representative or to any Beneficiaries of such Participant under the Plan provisions shall be in full satisfaction of all claims against the Plan, the Named Fiduciary, the Plan Administrator, the Trustee, the Insurer, and the Employer arising under or by virtue of the Plan.


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



SECTION 9.07 -- BENEFICIARY.

         Each Participant may name a Beneficiary to receive any death benefit that may arise out of his participation in the Plan. The Participant may change his Beneficiary from time to time. Unless a qualified election has been made under section 6.02, for purposes of distributing any death benefits before Retirement Date, the Beneficiary of a Participant who has a spouse shall be the Participant's spouse. The Participant's Beneficiary designation and any change of Beneficiary shall be subject to the provisions of the ELECTION PROCEDURES SECTION of Article VI. It is the responsibility of the Participant to give written notice to the Insurer of the name of the Beneficiary on a form furnished for that purpose.

         The Plan Administrator shall maintain records of Beneficiary designations for Participants. If a Participant dies before his Retirement Date, the Plan Administrator shall provide a copy of the Beneficiary designation on its records for the Participant to the Insurer.

         If, at the death of a Participant, there is no Beneficiary named or surviving, any death benefit under the Group Contract shall be paid under the applicable provisions of the Group Contract.

SECTION 9.08 -- NONALIENATION OF BENEFITS.

         Benefits payable under the Plan are not subject to the claims of any creditor of any Participant, Beneficiary, or spouse. A Participant, Beneficiary or spouse does not have any rights to alienate, anticipate, commute, pledge, encumber or assign any of such benefits, except in the case of a loan as provided in the LOANS TO PARTICIPANTS SECTION of Article V. The preceding sentences shall also apply to the creation, assignment, or recognition of a right to any benefit payable with respect to a Participant according to a domestic relations order, unless such order is determined by the Plan Administrator to be a qualified domestic relations order, as defined in Code
Section 414(p), or any domestic relations order entered before January 1, 1985. Effective as of August 5, 1997, notwithstanding anything in the Plan to the contrary, a Participant's, former Participant's or Beneficiary's Account under the Plan may be offset by any amount such Participant, former Participant or Beneficiary is required or ordered to pay to the Plan if:

         (a) the order or requirement to pay arises: (i) under a judgment issued on or after August 5, 1997 of conviction for a crime involving the Plan; (ii) under a civil judgment (including a consent order or decree) entered by a court on or after August 5, 1997 in an action brought in connection with a violation (or alleged violation) of part 4 of subtitle B of title I of ERISA; or (iii) pursuant to a settlement agreement entered into on or after August 5, 1997 between the Participant, former Participant or Beneficiary and one or both of the United States Department of Labor and the Pension Benefit Guaranty Corporation in connection with a violation (or alleged violation) of part 4 of subtitle B of title I of ERISA by a fiduciary or any other person; and

         (b) the judgment, order, decree or settlement agreement expressly provides for the offset of all or part of the amount ordered or required to be paid to the Plan against the Participant's, former Participant's or Beneficiary's benefits under the Plan.

SECTION 9.09 -- CONSTRUCTION.

         The validity of the Plan or any of its provisions is determined under and construed according to Federal law and, to the extent permissible, according to the laws of the state in which the Employer has its principal office. In case any provision of this Plan is held illegal or invalid for any reason, such determination shall not affect the remaining provisions of this Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had never been included.

         In the event of any conflict between the provisions of the Plan and the terms of any contract or policy issued hereunder, the provisions of the Plan control the operation and administration of the Plan.

SECTION 9.10 -- LEGAL ACTIONS.

         The Plan, the Plan Administrator, the Trustee and the Named Fiduciary are the necessary parties to any action or proceeding involving the assets held with respect to the Plan or administration of the Plan or Trust. No person employed by the Employer, no Participant, former Participant or their Beneficiaries or any other person having or claiming to have an interest in the Plan is entitled to any notice of process. A final judgment entered in any such action or proceeding shall be binding and conclusive on all persons having or claiming to have an interest in the Plan.

SECTION 9.11 -- SMALL AMOUNTS.

         If the Vested Account of a Participant has never exceeded $5,000, the entire Vested Account shall be payable in a single sum as of the earliest of his Retirement Date, the date he dies, or the date he ceases to be an Employee for any other reason. This is a small amounts payment. If a small amount is payable as of the date the Participant dies, the small amounts payment shall be made to the Participant's Beneficiary. If a small amount is payable while the Participant is living, the small amounts payment shall be made to the Participant. The small amounts payment is in full settlement of all benefits otherwise payable.

         No other small amounts payments shall be made.

SECTION 9.12 -- WORD USAGE.

         The masculine gender, where used in this Plan, shall include the feminine gender and the singular words as used in this Plan may include the plural, unless the context indicates otherwise.

SECTION 9.13 -- TRANSFERS BETWEEN PLANS.

         If an Employee previously participated in another plan of the Employer which credited service under the elapsed time method for any purpose which under this Plan is determined using the hours method, then the Employee's service shall be equal to the sum of (a), (b) and (c) below:

         (a) The number of whole years of service credited to him under the other plan as of the date he became an Eligible Employee under this Plan.

         (b) One year or a part of a year of service for the applicable service period in which he became an Eligible Employee if he is credited with the required number of Hours- of-Service. If the Employer does not have sufficient records to determine the Employee's actual Hours-of-Service in that part of the service period before the date he became an Eligible Employee, the Hours-of-Service shall be determined using an equivalency. For any month in which he would be required to be credited with one Hour-of-Service, the Employee shall be deemed for purposes of this section to be credited with 190 Hours-of-Service.

         (c) The Employee's service determined under this Plan using the hours method after the end of the applicable service period in which he became an Eligible Employee.

         If an Employee previously participated in another plan of the Employer which credited service under the hours method for any purpose which under this Plan is determined using the elapsed time method, then the Employee's service shall be equal to the sum of (d), (e) and (f) below:

         (d) The number of whole years of service credited to him under the other plan as of the beginning of the applicable service period under that plan in which he became an Eligible Employee under this Plan.

         (e) The greater of (1) the service that would be credited to him for that entire service period using the elapsed time method or (2) the service credited to him under the other plan as of the date he became an Eligible Employee under this Plan.

         (f) The Employee's service determined under this Plan using the elapsed time method after the end of the applicable service period under the other plan in which he became an Eligible Employee.

         Any modification of service contained in this Plan shall be applicable to the service determined pursuant to this section.

         If the Employee previously participated in the plan of a Controlled Group member which credited service under a different method than is used in this Plan, for purposes of determining eligibility and vesting the provisions above shall apply as though the plan of the Controlled Group member were a plan of the Employer.



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



                                    ARTICLE X

                           TOP-HEAVY PLAN REQUIREMENTS

SECTION 10.01 -- APPLICATION.

         The provisions of this article shall supersede all other provisions in the Plan to the contrary.

         For the purpose of applying the Top-heavy Plan requirements of this article, all members of the Controlled Group shall be treated as one Employer. The term Employer as used in this article shall be deemed to include all members of the Controlled Group unless the term as used clearly indicates only the Employer is meant.

         The accrued benefit or account of a participant which results from deductible voluntary contributions shall not be included for any purpose under this article.

         The minimum vesting and contribution provisions of the MODIFICATION OF VESTING REQUIREMENTS and MODIFICATION OF CONTRIBUTIONS SECTIONS of Article X shall not apply to any Employee who is included in a group of Employees covered by a collective bargaining agreement which the Secretary of Labor finds to be a collective bargaining agreement between employee representatives and one or more employers, including the Employer, if there is evidence that retirement benefits were the subject of good faith bargaining between such representatives. For this purpose, the term "employee representatives" does not include any organization more than half of whose members are employees who are owners, officers, or executives.

SECTION 10.02 -- DEFINITIONS.

    The following terms are defined for purposes of this article.

         AGGREGATION GROUP means

         (a) each of the Employer's retirement plans in which a Key Employee is a participant during the Year containing the Determination Date or one of the four preceding Years,

         (b) each of the Employer's other retirement plans which allows the plan(s) described in (a) above to meet the nondiscrimination requirement of Code Section 401(a)(4) or the minimum coverage requirement of Code Section 410, and

         (c)      any of the Employer's other retirement plans not included in
                  (a) or (b) above which the Employer desires to include as part of the Aggregation Group. Such a retirement plan shall be included only if the Aggregation Group would continue to satisfy the requirements of Code Section 401(a)(4) and Code
                  Section 410.

         The plans in (a) and (b) above constitute the "required" Aggregation Group. The plans in (a), (b) and (c) above constitute the "permissive" Aggregation Group.

         COMPENSATION means, as to an Employee for any period, compensation as defined in the CONTRIBUTION LIMITATION SECTION of Article III. For purposes of determining who is a Key Employee, Compensation shall include, in addition to compensation as defined in the CONTRIBUTION LIMITATION SECTION of Article III, elective contributions. Elective contributions are amounts excludable from the Employee's gross income under Code Sections 125, 402(e)(3), 402(h) or 403(b), and contributed by the Employer, at the Employee's election, to a Code Section 401(k) arrangement, a simplified employee pension, cafeteria plan or tax-sheltered annuity.

         For purposes of Compensation as defined in this section, Compensation shall be limited in the same manner and in the same time as the Compensation defined in the DEFINITION SECTION of Article I.

         DETERMINATION DATE means as to this Plan for any Year, the last day of the preceding Year. However, if there is no preceding Year, the Determination Date is the last day of such Year.

         KEY EMPLOYEE means any Employee or former Employee (including Beneficiaries of deceased Employees) who at any time during the determination period was

         (a) one of the Employer's officers (subject to the maximum below) whose Compensation (as defined in this section) for the Year exceeds 50 percent of the dollar limitation under Code Section 415(b)(1)(A),

         (b) one of the ten Employees who owns (or is considered to own, under Code Section 318) more than a half percent ownership interest and one of the largest interests in the Employer during any Year of the determination period if such person's Compensation (as defined in this section) for the Year exceeds the dollar limitation under Code Section 415(c)(1)(A),

         (c)      a five-percent owner of the Employer, or

         (d) a one-percent owner of the Employer whose Compensation (as defined in this section) for the Year is more than $150,000.

         Each member of the Controlled Group shall be treated as a separate employer for purposes of determining ownership in the Employer.

         The determination period is the Year containing the Determination Date and the four preceding Years. If the Employer has fewer than 30 Employees, no more than three Employees shall be treated as Key Employees because they are officers. If the Employer has between 30 and 500 Employees, no more than ten percent of the Employer's Employees (if not an integer, increased to the next integer) shall be treated as Key Employees because they are officers. In no event will more than 50 Employees be treated as Key Employees because they are officers if the Employer has 500 or more Employees. The number of Employees for any Plan Year is the greatest number of Employees during the determination period. Officers who are employees described in Code Section 414(q)(8) shall be excluded. If the Employer has more than the maximum number of officers to be treated as Key Employees, the officers shall be ranked by amount of annual Compensation (as defined in this section), and those with the greater amount of annual Compensation during the determination period shall be treated as Key Employees. To determine the ten Employees owning the largest interests in the Employer, if more than one Employee has the same ownership interest, the Employee(s) having the greater annual Compensation shall be treated as owning the larger interest(s). The determination of who is a Key Employee shall be made according to Code Section 416(i)(1) and the regulations thereunder.

         NON-KEY EMPLOYEE means a person who is a non-key employee within the meaning of Code Section 416 and regulations thereunder.

         PRESENT VALUE means the present value of a participant's accrued benefit under a defined benefit plan as of his normal retirement age (attained age if later) or, if the plan provides non-proportional subsidies, the age at which the benefit is most valuable. The accrued benefit of any Employee (other than a Key Employee) shall be determined under the method which is used for accrual purposes for all plans of the Employer or if there is no one method which is used for accrual purposes for all plans of the Employer, as if such benefit accrued not more rapidly than the slowest accrual rate permitted under Code Section 411 (b)(1)(C). For purposes of establishing Present Value, any benefit shall be discounted only for 7.5% interest and mortality according to the 1971 Group Annuity Table (Male) without the 7% margin but with projection by Scale E from 1971 to the later of (a) 1974, or (b) the year determined by adding the age to 1920, and wherein for females the male age six years younger is used. If the Present Value of accrued benefits is determined for a participant under more than one defined benefit plan included in the Aggregation Group, all such plans shall use the same actuarial assumptions to determine the Present Value.

         TOP-HEAVY PLAN means a plan which is a top-heavy plan for any plan year beginning after December 31, 1983. This Plan shall be a Top-heavy Plan if

         (a) the Top-heavy Ratio for this Plan alone exceeds 60 percent and this Plan is not part of any required Aggregation Group or permissive Aggregation Group.

         (b) this Plan is a part of a required Aggregation Group, but not part of a permissive Aggregation Group, and the Top-heavy Ratio for the required Aggregation Group exceeds 60 percent.

         (c) this Plan is a part of a required Aggregation Group and part of a permissive Aggregation Group and the Top-heavy Ratio for the permissive Aggregation Group exceeds 60 percent.

         TOP-HEAVY RATIO means the ratio calculated below for this Plan or for the Aggregation Group.

         (a) If the Employer maintains one or more defined contribution plans (including any simplified employee pension plan) and the Employer has not maintained any defined benefit plan which during the five-year period ending on the determination date has or has had accrued benefits, the Top-heavy Ratio for this Plan alone or for the required or permissive Aggregation Group as appropriate is a fraction, the numerator of which is the sum of the account balances of all Key Employees as of the determination date and the denominator of which is the sum of all account balances of all employees as of the determination date. Both the numerator and denominator of the Top-heavy Ratio are adjusted for any distribution of an account balance (including those made from terminated plan(s) of the Employer which would have been part of the required Aggregation Group had such plan(s) not been terminated) made in the five-year period ending on the determination date. Both the numerator and denominator of the Top-heavy Ratio are increased to reflect any contribution not actually made as of the Determination Date, but which is required to be taken into account on that date under Code Section 416 and the regulations thereunder.

         (b) If the Employer maintains one or more defined contribution plans (including any simplified employee pension plan) and the Employer maintains or has maintained one or more defined benefit plans which during the five-year period ending on the determination date has or has had accrued benefits, the Top-heavy Ratio for any required or permissive Aggregation Group as appropriate is a fraction, the numerator of which is the sum of the account balances under the defined contribution plan(s) of all Key Employees and the Present Value of accrued benefits under the defined benefit plan(s) for all Key Employees, and the denominator of which is the sum of the account balances under the defined contribution plan(s) for all employees and the Present Value of accrued benefits under the defined benefit plans for all employees. Both the numerator and denominator of the Top-heavy Ratio are adjusted for any distribution of an account balance or an accrued benefit (including those made from terminated plan(s) of the Employer which would have been part of the required Aggregation Group had such plan(s) not been terminated) made in the five-year period ending on the determination date.

         (c) For purposes of (a) and (b) above, the value of account balances and the Present Value of accrued benefits will be determined as of the most recent valuation date that falls within or ends with the 12-month period ending on the determination date, except as provided in Code Section 416 and the regulations thereunder for the first and second plan years of a defined benefit plan. The account balances and accrued benefits of an employee who is not a Key Employee but who was a Key Employee in a prior year will be disregarded. The calculation of the Top-heavy Ratio and the extent to which distributions, rollovers and transfers during the five-year period ending on the determination date are to be taken into account, shall be determined according to the provisions of Code Section 416 and regulations thereunder. The account balances and accrued benefits of an individual who has performed no service for the Employer during the five-year period ending on the determination date shall be excluded from the Top-heavy Ratio until the time the individual again performs service for the Employer. Deductible employee contributions will not be taken into account for purposes of computing the Top-heavy Ratio. When aggregating plans, the value of account balances and accrued benefits will be calculated with reference to the determination dates that fall within the same calendar year.

         Account, as used in this definition, means the value of an employee's account under one of the Employer's retirement plans on the latest valuation date. In the case of a money purchase plan or target benefit plan, such value shall be adjusted to include any contributions made for or by the employee after the valuation date and on or before such determination date or due to be made as of such determination date but not yet forwarded to the insurer or trustee. In the case of a profit sharing plan, such value shall be adjusted to include any contributions made for or by the employee after the valuation date and on or before such determination date. During the first Year of any profit sharing plan such adjustment in value shall include contributions made after such determination date that are allocated as of a date in such Year. The nondeductible employee contributions which an employee makes under a defined benefit plan of the Employer shall be treated as if they were contributions under a separate defined contribution plan.

         VALUATION DATE means, as to this Plan, the last day of the last calendar month ending in a Year.

         YEAR means the Plan Year unless another year is specified by the Employer in a separate written resolution in accordance with regulations issued by the Secretary of the Treasury or his delegate.

SECTION 10.03--MODIFICATION OF VESTING REQUIREMENTS.

         If a Participant's Vesting Percentage determined under Article I is not at least as great as his Vesting Percentage would be if it were determined under a schedule permitted in Code Section 416, the following shall apply. During any Year in which the Plan is a Top-heavy Plan, the Participant's Vesting Percentage shall be the greater of the Vesting Percentage determined under Article I or the schedule below.



                     VESTING SERVICE                    NONFORFEITABLE
                      (whole years)                       PERCENTAGE

                       Less than 2                             0
                            2                                 20
                            3                                 40
                            4                                 60
                            5                                 80
                        6 or more                             100

         The schedule above shall not apply to Participants who are not credited with an Hour-of-Service after the Plan first becomes a Top-heavy Plan. The Vesting Percentage determined


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



above applies to all of the Participant's Account resulting from Employer Contributions, including Contributions the Employer makes before the TEFRA Compliance Date or when the Plan is not a Top-heavy Plan.

         If, in a later Year, this Plan is not a Top-heavy Plan, a Participant's Vesting Percentage shall be determined under Article I. A Participant's Vesting Percentage determined under either Article I or the schedule above shall never be reduced and the election procedures of the AMENDMENTS SECTION of Article IX shall apply when changing to or from the schedule as though the automatic change were the result of an amendment.

         The part of the Participant's Vested Account resulting from the minimum contributions required pursuant to the MODIFICATION OF CONTRIBUTIONS SECTION of
Article X shall not be forfeited because of a period of reemployment after benefit payments have begun.

SECTION 10.04--MODIFICATION OF CONTRIBUTIONS.

         During any Year in which this Plan is a Top-heavy Plan, the Employer shall make a minimum contribution or allocation on the last day of the Year for each person who is a Non-key Employee on that day and who either was or could have been an Active Participant during the Year. A Non-key Employee is not required to have a minimum number of hours-of-service or minimum amount of Compensation, or to have had any Elective Deferral Contributions made for him in order to be entitled to this minimum. The minimum contribution or allocation for such person shall be equal to the lesser of (a) or (b) below:

         (a) Three percent of such person's Compensation (as defined in this article).

         (b) The "highest percentage" of Compensation (as defined in this article) for such Year at which the Employer's contributions are made for or allocated to any Key Employee. The highest percentage shall be determined by dividing the Employer Contributions made for or allocated to each Key Employee during such Year by the amount of his Compensation (as defined in this article), which is not more than the maximum set out above, and selecting the greatest quotient (expressed as a percentage). To determine the highest percentage, all of the Employer's defined contribution plans within the Aggregation Group shall be treated as one plan. The provisions of this paragraph shall not apply if this Plan and a defined benefit plan of the Employer are required to be included in the Aggregation Group and this Plan enables the defined benefit plan to meet the requirements of Code Section 401(a)(4) or Code Section 410.

         If the Employer's contributions and allocations otherwise required under the defined contribution plan(s) are at least equal to the minimum above, no additional contribution or reallocation shall be required. If the Employer's contributions and allocations are less than the minimum above and Employer Contributions under this Plan are allocated to Participants, any Employer Contributions (other than those which are allocated on the basis of the amount made for such person) shall be reallocated to provide the minimum. The remaining Contributions shall be allocated as provided in the preceding articles of this Plan taking into account any amount which was reallocated to provide the minimum. If the Employer's total contributions and allocations are less than the minimum above after any reallocation provided above, the Employer shall contribute the difference for the Year.

         The minimum contribution or allocation applies to all of the Employer's defined contribution plans in the aggregate which are Top-heavy Plans. If an additional contribution or allocation is required to meet the minimum above, it shall be provided in this Plan.

         A minimum allocation under a profit sharing plan shall be made without regard to whether or not the Employer has profits.

         If a person who is otherwise entitled to a minimum contribution or allocation above is also covered under a defined benefit plan of the Employer's which is a Top-heavy Plan during that same Year, the minimum benefits for him shall not be duplicated. The defined benefit plan shall provide an annual benefit for him on, or adjusted to, a straight life basis of the lesser of (c) two percent of his average pay multiplied by his years of service or (d) twenty percent of his average pay. Average pay and years of service shall have the meaning set forth in such defined benefit plan for this purpose.

         For purposes of this section, any employer contribution made according to a salary reduction or similar arrangement shall not apply before the first Yearly Date in 1985. On and after the first Yearly Date in 1989, any such employer contributions and employer contributions which are matching contributions, as defined in Code Section 401(m), shall not apply in determining if the minimum contribution requirement has been met, but shall apply in determining the minimum contribution required. Forfeitures credited to a Participant's Account are treated as employer contributions.

         The requirements of this section shall be met without regard to contributions under Chapter 2 of the Code (relating to tax on self-employment), Chapter 21 of the Code (relating to Federal Insurance Contributions Act), Title III of the Social Security Act or any other Federal or state law.

SECTION 10.05--MODIFICATION OF CONTRIBUTION LIMITATION.

         If the provisions of subsection (e) of the CONTRIBUTION LIMITATION SECTION of Article III are applicable for any Limitation Year during which this Plan is a Top-heavy Plan, the benefit limitations shall be modified. The definitions of Defined Benefit Plan Fraction and Defined Contribution Plan Fraction in the CONTRIBUTION LIMITATION SECTION of Article III shall be modified by substituting "1.0" in lieu of "l.25." The optional denominator for determining the Defined Contribution Plan Fraction shall be modified by substituting "$41,500" in lieu of "$51,875." In addition, an adjustment shall be made to the numerator of the Defined Contribution Plan Fraction. The adjustment is a reduction of that numerator similar to the modification of the Defined Contribution Plan Fraction described in the CONTRIBUTION LIMITATION SECTION of
Article III, and shall be made with respect to the last Plan Year beginning before January 1, 1984.

         The modifications in the paragraph above shall not apply with respect to a Participant so long as employer contributions, forfeitures or nondeductible employee contributions are not credited to his account under this or any of the Employer's other defined contribution plans and benefits do not accrue for such Participant under the Employer's defined benefit plan(s), until the sum of his Defined Contribution and Defined Benefit Plan Fractions is less than 1.0.

         The modification of the benefit limitation shall not apply if both of the following requirements are met:

         (a) This Plan would not be a Top-heavy Plan if "90 percent" were substituted for "60 percent" in the definition of Top-heavy Plan.

         (b) A Non-key Employee who is not covered under a defined contribution plan of the Employer, accrues a minimum benefit on, or adjusted to, a straight life basis equal to the lesser of (a) three percent of his average pay multiplied by his years of service or (b) twenty percent, increased by one percentage point (not to exceed ten percentage points) for each year earned while the benefit limitation is to be modified as described above, of his average pay.

                  The account of a Non-key Employee who is covered under only one or more defined contribution plans of the Employer, is credited with a minimum employer contribution or allocation under such plan(s) equal to four percent of the person's Compensation for each year in which the plan is a Top-heavy Plan.

                  If a Non-key Employee is covered under both defined contribution and defined benefit plans of the Employer,

                  (1) a minimum accrued benefit for such person equal to the amount determined above for a person who is not covered under a defined contribution plan is accrued in the defined benefit plan(s) or

                  (2) a minimum contribution or allocation equal to 7.5 percent of the person's Compensation for a Year in which the plans are Top-heavy Plans will be credited to his account under the defined contribution plans.

         By executing this Plan, the Primary Employer acknowledges having counseled to the extent necessary with selected legal and tax advisors regarding the Plan's legal and tax implications.

    Executed this 23rd day of August, 2000.

                                                THE WARWICK SAVINGS BANK

                                                By: /s/ Ronald J. Gentile
                                                    ---------------------
                                                Title:  President

                                                 Defined Contribution Plan 7.7

                  THE WARWICK SAVINGS BANK 401(K) SAVINGS PLAN

         To the Sponsor of The Warwick Savings Bank 401(k) Savings Plan:

         In accordance with the provisions of The Warwick Savings Bank 401(k) Savings Plan ("Plan"), we hereby elect to participate in the Plan. We understand the rights and responsibilities of this action as provided in the Plan.

         We understand that contributions made by any other participating group or us covered under the McNamara-O'Hara Service Contract Act of 1965 shall be treated as contributions made by The Warwick Savings Bank, as the Employer.

         We understand that we will no longer be participating in the Plan if we cease to be affiliated with the Employer.

         Dated this 23rd day of August, 2000. This shall be the date of our acceptance of the provision of the Plan.

         Fiscal year end: December 31            Date of adoption: March 1, 1987


         ---------------------------------------------------
                  WSB Financial Services, Inc.

         /s/ Ronald J. Gentile
         ---------------------------------------------------
                              Signature
         President
         ---------------------------------------------------
                                Title

                  THE WARWICK SAVINGS BANK 401(K) SAVINGS PLAN

         To the Sponsor of The Warwick Savings Bank 401(k) Savings Plan:

         In accordance with the provisions of The Warwick Savings Bank 401(k) Savings Plan ("Plan"), we hereby elect to participate in the Plan. We understand the rights and responsibilities of this action as provided in the Plan.

         We understand that contributions made by any other participating group or us covered under the McNamara-O'Hara Service Contract Act of 1965 shall be treated as contributions made by The Warwick Savings Bank, as the Employer.

         We understand that we will no longer be participating in the Plan if we cease to be affiliated with the Employer.

         Dated this 23rd day of August, 2000. This shall be the date of our acceptance of the provision of the Plan.

         Fiscal year end: December 31            Date of adoption: March 1, 1987

         ---------------------------------------------------
                     Towne Center Mortgage Company

         /s/ Ronald J. Gentile
         ---------------------------------------------------
                              Signature
         President
         ---------------------------------------------------
                                Title

                  THE WARWICK SAVINGS BANK 401(K) SAVINGS PLAN

         To the Sponsor of The Warwick Savings Bank 401(k) Savings Plan:

         In accordance with the provisions of The Warwick Savings Bank 401(k) Savings Plan ("Plan"), we hereby elect to participate in the Plan. We understand the rights and responsibilities of this action as provided in the Plan.

         We understand that contributions made by any other participating group or us covered under the McNamara-O'Hara Service Contract Act of 1965 shall be treated as contributions made by The Warwick Savings Bank, as the Employer.

         We understand that we will no longer be participating in the Plan if we cease to be affiliated with the Employer.

         Dated this 23rd day of August, 2000. This shall be the date of our acceptance of the provision of the Plan.

         Fiscal year end: December 31            Date of adoption: March 1, 1987

         ---------------------------------------------------
                          Towne Center Bank

         /s/ Timothy Dempsey
         ---------------------------------------------------
                               Signature
         Chairman
         ---------------------------------------------------
                                 Title